Execution Copy

_________________________________________________________________________________________________________________

                                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                                   as Servicer,

                                WACHOVIA ASSET SECURITIZATION, INC. 2002-HE1 TRUST,
                                                     as Issuer

                                                        and

                                               JPMORGAN CHASE BANK,
                                               as Indenture Trustee

                                             _________________________

                                                SERVICING AGREEMENT

                                          Dated as of September 27, 2002
                                             _________________________

_________________________________________________________________________________________________________________

         Section 3.14          Access to Certain Documentation and Information Regarding the Mortgage
                               Loans............................................................................17

         Section 3.15          Maintenance of Certain Servicing Insurance Policies..............................17

         Section 3.16          Information Required by the Internal Revenue Service and Reports of

         Section 6.02          Merger or Consolidation of, or Assumption of the Obligations of, the

         Section 6.06          Payment of Indenture Trustee's and Owner Trustee's Fees and Expenses;

         Section 8.10          Termination Upon Purchase by the Servicer or Liquidation of All Mortgage

         This  Servicing  Agreement,  dated as of September 27, 2002 (the  "Agreement"),  is among  Wachovia  Bank,
National  Association,  as servicer (the "Servicer"),  the Wachovia Asset  Securitization,  Inc. 2002-HE1 Trust, as
issuer (the "Issuer"), and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee").

                                                    WITNESSETH:

         WHEREAS,  pursuant to the terms of the Purchase  Agreement (as defined  herein),  Wachovia Bank,  National
Association,  as seller (in such capacity,  "Seller") and as servicer,  will sell to Wachovia Asset Securitization,
Inc., as purchaser (in such capacity,  the  "Purchaser"),  the Initial  Mortgage Loans on the Closing Date, and may
sell Subsequent  Mortgage Loans on one or more Subsequent  Transfer Dates,  together with the Related  Documents on the Closing Date and any Subsequent  Transfer Date, and thereafter all Additional  Balances created on or after the
Cut-Off Date and any such Subsequent Transfer Date;

         WHEREAS,  Wachovia Asset  Securitization,  Inc., as depositor (in such capacity,  the  "Depositor"),  will sell the Initial Mortgage Loans and assign all of its rights under the Purchase  Agreement to the Issuer,  together with the Related  Documents on the Closing Date, and thereafter all Additional  Balances  relating  thereto created on or after the Cut-Off Date;

         WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

         WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes; and

         WHEREAS,  pursuant to the terms of this  Agreement,  the Servicer will service the Mortgage Loans directly or through one or more Subservicers.

         NOW,  THEREFORE,  in consideration of the mutual covenants herein  contained,  the parties hereto agree as follows:

                                                        ARTICLE I

                                                       Definitions

     Section 1.01 Definitions.  For all purposes of this Agreement,  except as otherwise  expressly provided herein or unless the context  otherwise  requires,  capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the  Definitions  contained in Appendix A to the indenture dated as of September 27, 2002
(the  "Indenture"),  between the Issuer and the Indenture  Trustee,  which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     Section 1.02  Other Definitional Provisions.

     (a) All terms  defined in this  Agreement  shall have the defined  meanings  when used in any  certificate  or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Agreement and in any  certificate or other document made or delivered  pursuant  hereto or thereto,  accounting  terms not  defined  in this  Agreement  or in any such  certificate  or other  document,  and accounting terms partly defined in this Agreement or in any such  certificate or other document,  to the extent not defined,  shall have the respective meanings given to them under generally accepted accounting  principles.  To the extent that the  definitions  of accounting  terms in this  Agreement or in any such  certificate or other document are inconsistent with the meanings of such terms under generally accepted  accounting  principles,  the definitions contained in this Agreement or in any such certificate or other document shall control.

     (c) The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this Agreement shall refer to this  Agreement as a whole and not to any  particular  provision of this  Agreement;  Section and  Exhibit references  contained in this  Agreement  are  references to Sections and Exhibits in or to this  Agreement  unless otherwise specified;  the term "including" shall mean "including without limitation";  "or" shall include "and/or";
and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

     (d) The  definitions  contained in this  Agreement are  applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

     (e) Any  agreement,  instrument or statute  defined or referred to herein or in any  instrument or certificate delivered  in  connection  herewith  means such  agreement,  instrument  or  statute as from time to time  amended, modified or  supplemented  and includes (in the case of agreements or  instruments)  references to all  attachments thereto and  instruments  incorporated  therein;  references to a Person are also to its permitted  successors  and assigns.

     Section 1.03  Interest  Calculations.  All  calculations of interest  hereunder that are made in respect of the
Principal  Balance of a Mortgage  Loan shall be made on a daily basis using a 365-day  year.  All  calculations  of interest  on the Notes  shall be made on the basis of the actual  number of days in an  Interest  Period and a year assumed  to consist of  360-days.  The  calculation  of the  Servicing  Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months.  All dollar amounts  calculated  hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

                                                       ARTICLE II

                                              Representations and Warranties

     Section 2.01  Representations  and Warranties  Regarding the Servicer.  The Servicer represents and warrants to the Issuer,  the Enhancer and for the benefit of the Indenture  Trustee,  as pledgee of the Mortgage  Loans,  as of the Closing Date:

     (a) The Servicer is a national  banking  association duly organized and validly existing under the laws of the
United  States of  America  and is or will be in  compliance  with the laws of each  state in which  any  Mortgaged
Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

     (b) The  Servicer has the power and  authority to make,  execute,  deliver and perform its  obligations  under this Agreement and all of the transactions  contemplated  under this Agreement,  has taken all necessary  corporate action to  authorize  the  execution,  delivery  and  performance  of this  Agreement,  and has duly  executed  and delivered this Agreement;

     (c) The  Servicer  is not  required  to obtain the  consent  of any other  Person or any  consents,  licenses, approvals or  authorizations  from, or registrations or declarations  with, any governmental  authority,  bureau or agency in connection  with the execution,  delivery,  performance,  validity or  enforceability  of this Agreement, except for such consents,  licenses, approvals or authorizations,  or registrations or declarations,  as shall have been obtained or filed, as the case may be;

     (d) The execution and delivery of this Agreement by the Servicer and the  performance  and compliance with the terms of this  Agreement by the Servicer  will not violate the Articles of  Association  or Bylaws of the Servicer,
or  constitute a material  default (or an event which,  with notice or lapse of time, or both,  would  constitute a material  default)  under,  or  result in the  material  breach  of,  any  material  contract,  agreement  or other instrument  to which the Servicer is a party or which may be  applicable  to the Servicer or any of its  respective assets;

     (e) No  litigation  is  currently  pending,  or to the  knowledge  of the  Servicer  threatened,  against  the
Servicer,  that in the opinion of the  Servicer  has a reasonable  likelihood  of  resulting in a material  adverse effect on the transactions contemplated by this Agreement;

     (f) This Agreement  constitutes a legal,  valid and binding  obligation of the Servicer,  enforceable  against the Servicer in  accordance  with its terms,  except as  enforceability  may be limited by  applicable  bankruptcy, insolvency,  reorganization,  moratorium and other laws affecting the enforcement of creditors'  rights in general, as they may be applied in the context of the insolvency of a national  banking  association,  and by general equity principles  (regardless  of whether such  enforcement  is considered  in a proceeding in equity or at law),  and by public policy  considerations  underlying the securities laws, to the extent that such public policy considerations limit the  enforceability  of the  provisions  of this  Agreement  which  purport to provide  indemnification  from liabilities under applicable securities laws;

     (g) The Servicer is not in default  with respect to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or governmental  agency,  which default might have  consequences  that would materially and adversely  affect the condition  (financial or otherwise) or operations of the Servicer or its
respective   properties  or  might  have  consequences  that  would  materially  adversely  affect  the  respective performance of the Servicer hereunder; and

         The foregoing representations and warranties shall survive any termination of the Servicer hereunder.

     Section 2.02  Representations  and Warranties of the Issuer.  The Issuer hereby  represents and warrants to the
Servicer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

     (a) the Issuer is a statutory  trust duly formed and in good standing  under the laws of the State of Delaware and has full  power,  authority  and  legal  right to  execute  and  deliver  this  Agreement  and to  perform  its obligations  under this  Agreement,  and has taken all necessary  action to authorize the  execution,  delivery and performance by it of this Agreement; and

     (b) the  execution  and  delivery by the Issuer of this  Agreement  and the  performance  by the Issuer of its obligations  under this Agreement  will not violate any provision of any law or regulation  governing the Issuer or any order,  writ,  judgment or decree of any court,  arbitrator or governmental  authority or agency  applicable to the Issuer or any of its assets.  Such execution,  delivery,  authentication  and performance  will not require the authorization,  consent or approval of, the giving of notice to, the filing or registration  with, or the taking of any other action with  respect to, any  governmental  authority  or agency  regulating  the  activities  of limited liability  companies.  Such execution,  delivery,  authentication and performance will not conflict with, or result in a breach or violation  of, any  mortgage,  deed of trust,  lease or other  agreement or  instrument to which the
Issuer is bound.

     Section 2.03  Enforcement of  Representations  and  Warranties.  The Servicer,  on behalf of and subject to the direction  of the  Indenture  Trustee,  as  pledgee  of the  Mortgage  Loans,  or the  Issuer,  shall  enforce  the representations  and  warranties  of the Seller  pursuant to the  Purchase  Agreement.  Upon the  discovery  by the
Seller, the Depositor,  the Servicer,  the Indenture Trustee,  the Enhancer or the Issuer of a breach of any of the representations  and  warranties  made by the Seller in the Purchase  Agreement,  in respect of any  Mortgage  Loan which  materially  and  adversely  affects  the  interests  of the  Securityholders  or  the  Enhancer,  the  party discovering  such breach  shall give prompt  written  notice to the other  parties.  The  Servicer  shall  promptly notify the Seller of such breach and request  that,  pursuant to the terms of the  Purchase  Agreement,  the Seller either (i) cure such breach in all material  respects  within 90 days from the date the Seller was notified of such breach  or (ii)  purchase  such  Mortgage  Loan  from the  Issuer  at the  price  and in the  manner  set  forth in
Section 3.1(d) of the Purchase Agreement;  provided,  that the Seller shall, subject to the conditions set forth in the Purchase  Agreement,  have the option to  substitute  an Eligible  Substitute  Loan or Loans for such  Mortgage
Loan.  In the event  that the Seller  elects to  substitute  one or more  Eligible  Substitute  Loans  pursuant  to
Section 3.1(d)  of the Purchase  Agreement,  the Seller  shall  deliver to the  Servicer,  in  accordance  with the
Purchase  Agreement,  with respect to such Eligible  Substitute  Loans, the original Loan Agreement,  the Mortgage, and such other  documents and  agreements as are required by the Purchase  Agreement.  Payments due with respect to
Eligible  Substitute  Loans in the  month of  substitution  shall  not be  transferred  to the  Issuer  and will be retained by the Servicer and remitted by the Servicer to the Seller on the next  succeeding  Payment Date except to the extent that a payment less than the  applicable  Minimum  Monthly  Payment has been  received by the Issuer for such month in respect of the  Mortgage  Loan to be  removed.  The  Servicer  shall amend or cause to be amended the
Mortgage  Loan  Schedule  to reflect  the  removal  of such  Mortgage  Loan and the  substitution  of the  Eligible
Substitute  Loans and the Servicer shall promptly  deliver the amended  Mortgage Loan Schedule to the Owner Trustee and Indenture Trustee.

         It is  understood  and  agreed  that the  obligation  of the  Seller to cure such  breach or  purchase  or substitute  for such Mortgage Loan as to which such a breach has occurred and is continuing  shall  constitute  the sole remedy  respecting such breach available to the Issuer and the Indenture  Trustee,  as pledgee of the Mortgage
Loans,  against the Seller.  In connection with the purchase of or  substitution  for any such Mortgage Loan by the
Seller,  the Issuer  shall  assign to the Seller all of its right,  title and  interest in respect of the  Purchase
Agreement applicable to such Mortgage Loan.

                                                       ARTICLE III

                                         Administration and Servicing of Mortgage Loans

     Section 3.01  The Servicer.

     (a) The Trust,  by  execution  and  delivery of this  Agreement,  does hereby  appoint the  Servicer  for, and subject to the terms of this  Agreement,  the Servicer  assumes  responsibility  for, the servicing of the Mortgage
Loans. Each original  Mortgage File and any Related  Documents  delivered to the Servicer by the Seller pursuant to the provisions of this Agreement and any Subsequent  Transfer  Agreement shall be held in trust by the Servicer for the  benefit  of the Trust in  accordance  with the  terms of this  Agreement.  The  Servicer's  possession  of any portion of any original  Mortgage File,  any Related  Documents or copies thereof shall be at the will of the Trust to facilitate the servicing of the related Mortgage Loans pursuant to this Agreement.

     (b) The Servicer shall service and administer the Mortgage  Loans in a manner  generally  consistent  with the terms of this  Agreement  and the  collection  policy set forth on  Exhibit B (the  "Collection  Policy")  and in a manner that shall be normal and usual in its mortgage  servicing  activities.  Subject to the Collection Policy and the terms of this Agreement  (including  without  limitation  Sections 3.08 and 3.09), the Servicer shall have full power and authority to do any and all things in connection  with such  servicing  and  administration  which it may deem  necessary  or  desirable,  it  being  understood,  however,  that the  Servicer  shall  at all  times  remain responsible to the Issuer and the Indenture Trustee for the performance of its duties and obligations hereunder.

         The Servicer  will at all times apply the same  standards and follow the same  procedures  with respect to the decision to commence  litigation,  and in prosecuting  and litigating  with respect to the Mortgage Loans as it applies and follows with respect to mortgage loans like the Mortgage Loans generally.

     (c) The Servicer  shall enforce the  respective  rights and  interests of the  Indenture  Trustee in and under each  Mortgage  Loan,  including  the Mortgaged  Property and any other  related  security.  The Servicer is hereby authorized and empowered,  in performing its duties  hereunder,  subject to the  limitations  set forth herein,  to execute  and  deliver,  on  behalf of  itself,  the  Issuer,  the  Indenture  Trustee  or any of them,  any and all instruments of satisfaction or  cancellation,  or of partial or full release or discharge and all other  comparable instruments  with  respect to the  Mortgage  Loans and the  Mortgaged  Properties.  The  Issuer  and the  Indenture
Trustee,  as applicable,  shall furnish the Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Servicer to carry out its servicing and  administrative  duties  hereunder.  In addition, the Servicer may, at its own discretion and on behalf of the Indenture  Trustee,  obtain credit  information in the form of a "credit  score" from a credit  repository.  On the Closing Date,  the Indenture  Trustee shall deliver to the Servicer a limited power of attorney substantially in the form of Exhibit C hereto.

         No  costs  incurred  by the  Servicer  in  respect  of  Servicing  Advances  shall,  for the  purposes  of distributions to the Noteholders, be added to the amount owing under the related Mortgage Loan.

         Notwithstanding  anything to the contrary contained herein,  the Servicer,  in servicing and administering the  Mortgage  Loans,  shall  employ or cause to be employed  procedures  (including  collection,  foreclosure  and management  procedures  with respect to REO  Property) and exercise the same care that it  customarily  employs and exercises in servicing and administering  mortgage loans for its own account,  in accordance with accepted mortgage servicing  practices of prudent  lending  institutions  servicing  mortgage loans similar to the Mortgage Loans and giving due consideration to the Noteholders' and the Trust's reliance on the Servicer.

         If the  Mortgage  did not  have a Lien  senior  to the  related  Mortgage  Loan on the  related  Mortgaged
Property as of the Cut-Off Date or related  Subsequent  Cut-Off Date,  as  applicable,  then the Servicer,  in such capacity,  may not  consent to the  placing  of a Lien  senior to that of the  Mortgage  on the  related  Mortgaged
Property.  If the Mortgage had a Lien senior to the related Mortgage Loan on the related  Mortgaged  Property as of the Cut-Off Date or related  Subsequent  Cut-Off Date, as  applicable,  then the Servicer,  in such  capacity,  may consent to the  refinancing  of such prior senior Lien,  provided that (i) the resulting CLTV of such Mortgage Loan is no higher than the greater of the CLTV prior to such  refinancing  or 100%;  (ii) the interest rate for the loan evidencing  the  refinanced  senior Lien is no higher than the interest  rate on the loan  evidencing  the existing senior Lien immediately prior to the date of such refinancing  (meaning,  in the case of an adjustable rate loan, a substantially  similar  index and a gross margin no higher than that of the existing  senior  Lien);  and (iii) the loan evidencing the refinanced senior Lien is not subject to negative amortization.

         In connection  with servicing the Mortgage Loans,  the Servicer may take  reasonable  actions to encourage or effect the termination of Loan Agreements that have become dormant.

         The  relationship  of the Servicer (and of any successor to the Servicer as servicer under this Agreement)
to the Issuer  under this  Agreement  is intended by the parties to be that of an  independent  contractor  and not that of a joint venturer, partner or agent.

     (d) The  Servicer  may  enter  into   Subservicing   Agreements  with   Subservicers  for  the  servicing  and
administration  of certain of the Mortgage Loans,  provided that  notwithstanding  such  appointment,  the Servicer shall remain  liable for the  performance  of all  servicing  duties  delegated by it. The Servicer  shall  provide written notice to the Indenture  Trustee and the Enhancer upon entering into a Subservicing  Agreement.  References in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage  Loans include  actions taken or to be  taken by a  Subservicer  on  behalf  of the  Servicer  and any  amount  actually  received  by such
Subservicer  in respect of a Mortgage  Loan shall be deemed to have been  received by the  Servicer  whether or not actually received by the Servicer.  Each  Subservicing  Agreement will be upon such terms and conditions as are not inconsistent  with this  Agreement and as the Servicer and the  Subservicer  have agreed.  With the approval of the
Servicer,  a Subservicer may delegate its servicing  obligations to third-party  servicers,  but such  Subservicers will remain obligated under the related  Subservicing  Agreements.  The Servicer and the Subservicer may enter into amendments to the related  Subservicing  Agreements;  provided,  however,  that any such amendments shall not cause the Mortgage  Loans to be serviced in a manner that would be materially  inconsistent  with the standards set forth in this Agreement.  The Servicer shall be entitled to terminate any  Subservicing  Agreement in accordance with the terms and conditions  thereof and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of  termination  of any  Subservicing  Agreement by the Servicer or the  Subservicer,  the Servicer shall either act as  servicer  of the  related  Mortgage  Loan or enter into a  Subservicing  Agreement  with a successor
Subservicer  which  will be bound  by the  terms of the  related  Subservicing  Agreement.  The  Servicer  shall be entitled to enter into any agreement with a Subservicer for  indemnification  of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         In the event that the rights,  duties and  obligations  of the  Servicer  are  terminated  hereunder,  any successor to the Servicer in its sole  discretion  may, to the extent  permitted by applicable  law,  terminate the existing  Subservicing  Agreement with any Subservicer in accordance with the terms of the applicable  Subservicing
Agreement or assume the terminated  Servicer's rights and obligations under such  subservicing  arrangements  which termination or assumption will not violate the terms of such arrangements.

         As part of its servicing  activities  hereunder,  the Servicer,  for the benefit of the Indenture Trustee, the Enhancer and the  Securityholders,  shall use reasonable efforts to enforce the obligations of each Subservicer under the related  Subservicing  Agreement,  to the extent that the  non-performance  of any such obligation  would have a material  adverse effect on a Mortgage Loan. Such  enforcement,  including,  without  limitation,  the legal prosecution  of claims,  termination of  Subservicing  Agreements  and the pursuit of other  appropriate  remedies, shall be in such  form and  carried  out to such an  extent  and at such time as the  Servicer,  in its good  faith business  judgment,  would  require were it the owner of the related  Mortgage  Loans.  The Servicer  shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery resulting  from such  enforcement to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific  recovery of costs,  expenses or attorneys fees against the party against whom such enforcement is directed.

     Section 3.02  Collection of Certain Mortgage Loan Payments.

     (a) The  Servicer  shall  make  reasonable  efforts  to collect  all  payments  called for under the terms and provisions  of the  Mortgage  Loans,  and shall,  to the  extent  such  procedures  shall be  consistent  with this
Agreement and generally  consistent  with the  Collection  Policy,  follow such  collection  procedures as shall be normal and usual in its general  mortgage  servicing  activities  and  consistent  with the procedures the Servicer employs in servicing all other Mortgage Loans in the servicing portfolio with  characteristics  similar to those of the Mortgage  Loans.  Consistent  with the foregoing,  and without  limiting the  generality of the foregoing,  the
Servicer may in its  discretion  (i) waive  any late payment  charge,  penalty  interest or other fees which may be collected  in the  ordinary  course of  servicing a Mortgage  Loan and (ii) arrange with a Mortgagor a schedule for the payment of principal  and interest due and unpaid;  provided,  that such  arrangement  is  consistent  with the
Servicer's  policies with respect to home equity mortgage loans; and provided further,  that  notwithstanding  such arrangement,  such Mortgage  Loans will be included in the  information  regarding  delinquent  Mortgage  Loans set forth in the  Servicing  Certificate.  The Servicer may also extend the Due Date for payment due on a Mortgage Loan in accordance  with the Collection  Policy;  provided,  however,  that the Servicer shall first  determine that any such waiver or  extension  will not impair the coverage of any related  insurance  policy or  materially  adversely affect the Lien of the related Mortgage or the interests of the  Securityholders or the Enhancer,  and the Servicer
shall not grant any such waiver or  extension  that would have any such effect.  Consistent  with the terms of this
Agreement, the Servicer may also:

     (i) waive, modify or vary any term of any Mortgage Loan (including reduce the Credit Limit);

    (ii) consent to the  postponement of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor;

   (iii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;

    (iv) forgive any portion of the amounts contractually owed under the Mortgage Loan;

     (v) capitalize  past due  amounts  owed under the  Mortgage  Loan by adding any  amounts in  arrearage  to the existing  principal  balance of the Mortgage Loan (a  "Capitalization  Workout")  which will result in an increased monthly  payment  amount,  provided  that: (A) the amount added to the existing  principal  balance of the Mortgage
Loan (the  "Capitalized  Amount")  shall be no greater  than five times the  Mortgagor's  current  Minimum  Monthly
Payment  amount;  and (B) the  Servicer  shall not  enter  into a  Capitalization  Workout  unless  the CLTV of the
Mortgage  Loan prior to the  Capitalization  Workout  equals or exceeds 80% and the Mortgagor has qualified for the
Capitalization Workout under the Servicer's servicing guidelines; or

    (vi) reset the maturity  date for the Mortgage  Loan,  but in no event shall such reset date extend  beyond the end of the Collection Period preceding the Final Payment Date;

or any combination of the foregoing,  if in the Servicer's  determination such waiver,  modification,  postponement or  indulgence  is not  materially  adverse to the  interests of the  Securityholders  or the  Enhancer;  provided, however,  that the  Servicer  may not  modify or permit any  Subservicer  to modify any  Mortgage  Loan  (including without  limitation  any  modification  that would  change the Loan Rate,  forgive the payment of any  principal or interest  (unless in connection  with the  liquidation  of the related  Mortgage Loan) or extend the final maturity date of such  Mortgage  Loan) unless such  Mortgage  Loan is in default or, in the judgment of the  Servicer,  such
default is  reasonably  foreseeable  or except as provided in  Section   3.06.  In  connection  with any such waiver,
modification,  postponement  or indulgence,  the Servicer  shall use reasonable  efforts to maximize the receipt of principal  and interest  thereon.  The general  terms of any waiver,  modification,  forgiveness,  postponement  or indulgence  with  respect to any of the  Mortgage  Loans will be included in the  Servicing  Certificate,  and such
Mortgage  Loans  will not be  considered  "delinquent"  for the  purposes  of the  Basic  Documents  so long as the
Mortgagor complies with the terms of such waiver, modification, forgiveness, postponement or indulgence.

     Section 3.03  Custodial Duties

     (a) The Servicer is hereby appointed as custodian of the documents in each Mortgage File.

     (b) The Servicer shall establish the Custodial Account,  which shall be an Eligible Account,  titled "Wachovia
Asset  Securitization,  Inc. 2002-HE1 Trust Custodial Account," in which the Servicer or the Issuer, as applicable, shall  deposit or cause to be  deposited  any  amounts  representing  payments  and  collections  in respect of the
Mortgage Loans received by it subsequent to the applicable  Cut-Off Date or Subsequent  Cut-Off Date (other than in respect of the  payments  referred to in the  following  paragraph),  within one  Business  Day  following  receipt thereof (or otherwise on or prior to the Closing Date),  including the following payments and collections  received or made by it (without duplication):

     (i) all  payments of  principal  of or interest on the  Mortgage  Loans  (other than amounts in respect of the
Excluded Amount)  received or advanced by the Servicer,  net of any portion of the interest thereof retained by any
Subservicer as subservicing fees;

    (ii) Net Liquidation Proceeds, net of any related Foreclosure Profit and all Subsequent Net Recovery Amounts;

   (iii) all proceeds of any Mortgage  Loans  repurchased  by the Seller  pursuant to the Purchase  Agreement,  all
Substitution  Adjustment  Amounts  required to be  deposited in  connection  with the  substitution  of an Eligible
Substitute Loan pursuant to the Purchase Agreement, all proceeds of any Mortgage Loan repurchased by the Servicer;

   (iv)  Insurance Proceeds,  other than Net Liquidation  Proceeds,  resulting from any insurance policy maintained on a Mortgaged Property;

    (v)  REO proceeds and Condemnation Proceeds; and

   (vi)  amounts required to be paid by the Servicer pursuant to Section 6.06;

provided,  however,  that with respect to each  Collection  Period,  the Servicer shall be permitted to retain from payments  in respect of  interest  on the  Mortgage  Loans,  the  Servicing  Fee for such  Collection  Period.  The foregoing  requirements  respecting  deposits to the Custodial  Account are exclusive,  it being  understood  that, without  limiting the generality of the foregoing,  the Servicer need not deposit in the Custodial  Account amounts representing  Foreclosure  Profits,  fees (including annual fees) or late charge  penalties,  payable by Mortgagors
(such amounts to be retained as additional  servicing  compensation in accordance  with  Section 3.10  hereof),  or amounts  received by the Servicer  for the accounts of  Mortgagors  for  application  towards the payment of taxes, insurance  premiums,  assessments  and similar  items.  In the event any amount not required to be deposited in the
Custodial  Account is so deposited,  the Servicer may at any time withdraw such amount from the Custodial  Account, any provision  herein to the contrary  notwithstanding,  and pay such amount to the Person entitled to such amount.
The Servicer shall retain all Foreclosure Profits as additional  servicing  compensation.  Payments and collections allocable to an Excluded  Amount shall not be deposited into the Custodial  Account,  the  Distribution  Account or the Note Payment Account, but shall be distributed by the Servicer to the Seller pursuant to Section 3.04.

         If the  Servicer  makes any P&I  Advances  pursuant  to  Section 3.21  the  Servicer  shall be entitled to reimbursement  itself by withdrawing from the Custodial Account,  as provided herein, any amounts so advanced.  The
Servicer may cause the institution  maintaining the Custodial  Account to invest any funds in the Custodial Account in Permitted  Investments,  which  investments  shall mature not later than the  Business  Day  preceding  the next succeeding  Payment Date, and which  investments  shall not be sold or disposed of prior to maturity.  In addition, no such  Permitted  Investment  shall be  purchased  at a price in excess of par.  Except as  provided  above,  all income and gain realized from any such  investment  shall inure to the benefit of the Servicer and shall be subject to its  withdrawal  or order  from time to time.  The  amount of any losses  incurred  in respect of the  principal amount of any such  investments  shall be deposited in the  Custodial  Account by the Servicer out of its own funds immediately as realized.

     (c) The  Servicer  shall  promptly  report in writing  to the Owner  Trustee  and the  Indenture  Trustee  any
material  failure on the Servicer's  part to hold the Mortgage Files and maintain its records and computer  systems as herein  provided and promptly take  appropriate  action to remedy any such failure.  Following the occurrence of a  Servicing  Default as set forth in  Section 7.01(a)(iii)  or (iv),  the Issuer or the  Indenture  Trustee  shall immediately  terminate  the rights of the Servicer to perform the duties as custodian  with respect to the Mortgage
Files for the Mortgage Loans.  Following the occurrence of a Servicing  Default as set forth in  Section 7.01(a)(i)
or (ii), the Issuer or the Indenture  Trustee  shall,  upon 60 days prior written  notice,  terminate the rights of the Servicer to perform the duties as custodian  with respect to the Mortgage  Files for the Mortgage  Loans.  Upon
the  termination  of the Servicer's  rights to perform the duties as custodian with respect to any Mortgage  Files, the Servicer  shall deliver each such Mortgage  File to the  Indenture  Trustee or its designee in accordance  with the instructions of the Indenture Trustee.

     (d)  Upon taking  possession of the Mortgage Files, the Servicer shall (i) maintain  possession of the Mortgage
Files and (ii) exercise the same degree of care with respect to the  possession  of the Mortgage  Files as it would if they were its own property.  The Mortgage Files shall at all times be held by the Servicer  segregated  from any similar  documents.  In performing its duties as custodian,  the Servicer  shall act with  reasonable  care,  using that degree of skill and attention  that other  servicers  exercise with respect to the loan files  relating to all comparable  loans that they  service.  Mortgage  Files shall be held for the benefit of the  Indenture  Trustee and the Securityholders.

    Section 3.04  Withdrawals  from the  Custodial  Account.  The  Servicer  shall,  from time to time as  provided herein,  make  withdrawals from the Custodial  Account of amounts on deposit therein pursuant to Section 3.02  that are attributable to the Mortgage Loans for the following purposes:

     (a) on  each  Determination  Date,  the  Servicer  shall  determine  the  aggregate  amount  of  the  Interest
Collections  collected in respect of Additional  Balances relating to any outstanding  Additional  Balance Increase
Amount  deposited  into the  Custodial  Account with  respect to the related  Collection  Period and withdraw  such amount  for  deposit  into  the  Distribution  Account  for  distribution  to the  Certificateholders  pursuant  to
Section 5.01 of the Trust Agreement;

     (b) on each  Determination  Date, the Servicer shall determine the aggregate  amounts to be withdrawn from the
Custodial Account and applied pursuant to  Section 3.05(a)  of the Indenture and, prior to close of business on the
Business  Day prior to the related  Payment  Date,  shall  withdraw  such amounts  from the  Custodial  Account and deposit such amounts into the Note Payment  Account or Funding  Account,  as  applicable,  to be distributed by the
Paying Agent, to the Disribution Account or to make distributions, in each case  in  accordance  with and in the order or priority set forth in  Section 3.05(a)  of the  Indenture for such Payment Date, in accordance with the
Servicing Certificate;

     (c) to pay to the Seller any monthly  payments  received from the Mortgagors,  the amount of such payment that represents interest accrued on the related Mortgage Loan for any period prior to the Cut-Off Date;

     (d) prior to the commencement of the Rapid  Amortization  Period,  from Principal  Collections on the Mortgage
Loans,  to pay to the Seller,  as designee of the  Depositor,  the amount of any Additional  Balances,  as and when created during the related Collection Period;

     (e) to the extent  deposited to the Custodial  Account,  to reimburse  itself or the related  Subservicer  for previously  unreimbursed  expenses incurred in maintaining  individual insurance policies pursuant to Section 3.05, for Servicing Advances,  for fees payable pursuant to Section 3.08,  for expenses payable pursuant to Section 3.10, for amounts  reimbursable  pursuant to  Section 6.03  or Liquidation  Expenses,  paid pursuant to  Section 3.08  or otherwise  reimbursable  pursuant  to the  terms  of  this  Agreement  (to  the  extent  not  payable  pursuant  to
Section 3.10),  such withdrawal  right being limited to amounts  received on particular  Mortgage Loans (other than any Repurchase  Price in respect  thereof) that  represent late  recoveries of the payments for which such advances were made, or from related Net Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loan;

     (f) to pay  itself an amount  equal to the  related  Servicing  Fee (to the extent not  retained  pursuant  to
Section 3.03);

     (g) to  the  extent  deposited  in  the  Custodial  Account,  to  pay  to  Servicer  as  additional  servicing compensation  any (i) interest or investment  income earned on funds deposited in the Custodial  Account that it is entitled to withdraw pursuant to Section 3.03, and (ii) Foreclosure Profits (to the extent permitted by law);

     (h) to pay to the Seller,  with respect to any Mortgage Loan or property  acquired in respect thereof that has been purchased or otherwise  transferred to the Seller,  the Servicer or other entity, all amounts received thereon and not  required  to be  distributed  to  Securityholders  as of the date on which the related  Purchase  Price or
Repurchase Price is determined;

     (i) to withdraw any other amount,  determined  without  duplication  with respect to an other amount  provided for in this  Section 3.04,  deposited  in the  Custodial  Account  that was not  required to be  deposited  therein pursuant to Section 3.03;

     (j) to pay to the  Servicer,  with respect to any Mortgage  Loan for which the Servicer has made a P&I Advance that has not been  previously  reimbursed  to the extent of receipts of late  recoveries  of such payments from the related Mortgagor, out of related Net Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loan;

     (k) to reimburse the Servicer for any advances or expenses that have not been previously  reimbursed  pursuant to such clauses (d) or (j); and

     (l) to pay to the  Certificateholders  from  amounts  otherwise  required to be  remitted to the  Distribution
Account in accordance with  Section 3.05(a)(xiii)  of the Indenture,  all amounts payable to the Certificateholders on the related Payment Date.

         Since,  in  connection  with  withdrawals  pursuant  to clauses  (a),  (c),  (e),  (g),  (h) and (j),  the
Servicer's  entitlement  thereto is limited to  collections or other  recoveries on the related  Mortgage Loan, the
Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying  any  withdrawal  from the Custodial  Account  pursuant to such  clauses.  Notwithstanding  any other provision  of this  Agreement,  the  Servicer  shall  be  entitled  to be  reimbursed  itself  for  any  previously unreimbursed  expenses  incurred pursuant to Section 3.08 or otherwise  reimbursable  pursuant to the terms of this
Agreement that the Servicer  determines to be otherwise  nonrecoverable,  by withdrawal from the Custodial  Account of amounts on deposit  therein  attributable  to the  Mortgage  Loans on any Business Day prior to the Payment Date succeeding the date of such determination.

     Section 3.05 Maintenance of Hazard  Insurance;  Property  Protection  Expenses.  To the extent permitted under the related Loan Agreement and Mortgage,  and to the extent the Servicer  receives  notice that a hazard  insurance policy has been  cancelled,  the Servicer  shall cause to be maintained  for each  Mortgage  Loan hazard  insurance naming the  Servicer or related  Subservicer  as loss payee  thereunder  providing  extended  coverage in an amount which is at least  equal to the  lesser  of (i) the  maximum  insurable  value of the  improvements  securing  such
Mortgage  Loan  from  time to time or (ii) the  combined  principal  balance  owing on such  Mortgage  Loan and any mortgage  loan senior to such  Mortgage Loan from time to time;  provided,  however,  that such coverage may not be less than the minimum  amount  required to fully  compensate  for any loss or damage on a  replacement  cost basis.
The  Servicer  shall use its best  efforts to monitor  that hazard  insurance  is  maintained  as  described in the previous  sentence in the same manner as it would for  mortgage  loans in its own  portfolio.  The  Servicer  shall cause to be  maintained on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage
Loan, fire insurance with extended  coverage in an amount which is at least equal to the amount  necessary to avoid the  application of any  co-insurance  clause  contained in the related hazard  insurance  policy,  the premium for which shall be a Servicing  Advance  within the meaning of  Section 3.08.  Amounts  collected by the Servicer under any such  policies  (other  than  amounts to be  applied  to the  restoration  or repair of the  related  Mortgaged
Property or property thus acquired or amounts  released to the Mortgagor in accordance  with the Servicer's  normal servicing  procedures)  shall be deposited in the Custodial  Account to the extent called for by  Section 3.03.  In cases in which any  Mortgaged  Property  is located at any time  during the life of a Mortgage  Loan in a federally designated  flood area, to the extent  permitted  under the related Loan Agreement and Mortgage,  and to the extent the Servicer  receives  notice that the related flood  insurance  has been  cancelled,  the hazard  insurance to be maintained for the related  Mortgage Loan shall include flood insurance (to the extent  available).  All such flood insurance  shall be in amounts equal to the lesser of (i) the amount  required to compensate for any loss or damage to the  related  Mortgaged  Property on a  replacement  cost basis and (ii) the  maximum  amount of such  insurance available for such Mortgaged  Property under the national flood insurance  program (assuming that the area in which such Mortgaged  Property is located is participating  in such program).  The Servicer shall use its best efforts to monitor such flood  insurance  as  described  in the previous  sentence in the same manner as it would for mortgage loans in its own  portfolio.  The Servicer  shall be under no  obligation  to require that any  Mortgagor  maintain earthquake or other  additional  insurance and shall be under no obligation  itself to maintain any such additional insurance on property  acquired in respect of a Mortgage  Loan,  other than  pursuant to such  applicable  laws and regulations  as shall at any time be in force and as shall  require  such  additional  insurance.  If the  Servicer shall obtain and maintain a blanket policy  consistent  with its general  mortgage  servicing  activities  insuring against  hazard  losses on all of the  Mortgage  Loans,  it shall  conclusively  be deemed  to have  satisfied  its obligations  as set forth in the first  sentence of this  Section 3.05,  it being  understood  and agreed that such policy may contain a deductible  clause,  in which case the Servicer  shall, in the event that there shall not have been maintained on the related  Mortgaged  Property a policy complying with the first sentence of this Section 3.05 and there shall have been a loss which would have been covered by such  policy,  deposit in the  Custodial  Account the amount of such loss that would have  otherwise  been  covered.  Any such deposit by the Servicer  shall be made on the last Business Day of the  Collection  Period in the month in which payments under any such policy would have been  deposited in the Custodial  Account.  In connection  with its  activities as servicer of the Mortgage  Loans, the Servicer agrees to present,  on behalf of itself, the Issuer and the Indenture  Trustee,  claims under any such blanket policy.

     Section 3.06 Modification Agreements.

     (a) The Servicer or the related  Subservicer,  as the case may be, shall be entitled to (a) execute assumption agreements,  substitution  agreements,  and  instruments  of  satisfaction  or  cancellation  or of partial or full release or discharge,  or any other document  contemplated by this Agreement and other comparable  instruments with respect  to the  Mortgage  Loans and with  respect  to the  related  Mortgaged  Properties  (and the Issuer and the
Indenture  Trustee each shall  promptly  execute any such documents on request of the Servicer) and (b) approve the granting  of an easement  thereon in favor of another  Person,  any  alteration  or  demolition  of such  Mortgaged
Properties or other similar  matters,  if it has  determined,  exercising its good faith  business  judgment in the same manner as it would if it were the owner of the related  Mortgage Loans,  that the security for, and the timely and full  collectability  of, such  Mortgage  Loans would not be  adversely  affected  thereby.  A partial  release pursuant  to this  Section 3.06  shall be  permitted  only if the CLTV for the  related  Mortgage  Loan  after such partial  release  does not exceed the CLTV for such  Mortgage  Loan as of the  Cut-Off  Date or related  Subsequent
Cut-Off Date, as  applicable.  Any fee collected by the Servicer or the related  Subservicer  for  processing  such request will be retained by the Servicer or such Subservicer as additional servicing compensation.

     (b) Notwithstanding  any other  provision of this Agreement to the contrary,  the Servicer,  at its option and in its sole  discretion,  may modify any Mortgage Loan to (i) change the Loan Rate payable on the related  Mortgage
Loan,  (ii)  increase  the credit  limit on the related  Mortgage  Loan above the limit  stated in the related Loan
Agreement,  (iii)  refinance  the  existing  senior  Lien or place a new senior  Lien  related  to a Mortgage  Loan resulting in a CLTV Ratio above the previous  CLTV Ratio for such Mortgage  Loan,  or (iv) make any other  material modification  to the related  Mortgage  Loan;  provided,  however,  that without the consent of the  Enhancer,  the aggregate  Principal Balance of the Mortgage Loans modified by this  Section 3.06(b)  shall not exceed five percent
(5%) of the Pool Balance as of the Cut-Off Date; provided,  further,  that any decision by the Servicer to modify a
Mortgage  Loan  shall be normal  and  usual in  accordance  with its  general  mortgage  servicing  activities  and consistent  with the  procedures  the  Servicer  employs in servicing  all other  Mortgage  Loans in the  servicing portfolio with characteristics  similar to those of the Mortgage Loans (including,  but not limited to, analysis of credit scores, overall customer relationships and comparable industry standards).

     Section 3.07 Trust Estate; Related Documents.

     (a) When required by the  provisions  of this  Agreement,  the Issuer or the  Indenture  Trustee shall execute instruments to release  property from the terms of the Trust Agreement or Indenture,  as applicable,  or convey the
Issuer's  or the  Indenture  Trustee's  interest  in the same,  in a manner  and under  circumstances  that are not inconsistent  with the  provisions of this  Agreement.  No party relying upon an instrument  executed by the Issuer or the  Indenture  Trustee as  provided  in this  Section 3.07  shall be bound to  ascertain  the  Issuer's  or the
Indenture  Trustee's  authority,  inquire  into  the  satisfaction  of  any  conditions  precedent  or  see  to the application of any moneys.

     (b) Upon receipt of a Request for Release from the  Servicer,  substantially  in the form of Exhibit D hereto, to the  effect  that a Mortgage  Loan has been the  subject of a final  payment  or a  prepayment  in full and such
Mortgage Loan has been terminated or that  substantially all Net Liquidation  Proceeds that have been determined by the Servicer in its reasonable  judgment to be finally  recoverable  have been  recovered,  and upon deposit to the
Custodial  Account of such final monthly  payment,  prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such  Mortgage  Loan or, if  applicable,  Net  Liquidation  Proceeds,  the
Indenture  Trustee shall execute such Related  Documents,  along with such documents as the Servicer or the related
Mortgagor may request to evidence satisfaction and discharge of such Mortgage Loan, upon request of the Servicer.

     Section 3.08 Realization Upon Defaulted Mortgage Loans.

     (a) The Servicer shall,  consistent with the provisions of the Mortgage and the Collection  Policy,  foreclose upon or otherwise  comparably  convert  (which may include  acquisition  of an REO  Property)  the ownership of any
Mortgaged  Property  securing a Mortgage Loan (but shall not sell or convey such  Mortgage  Loan) in the event of a default under the Mortgage when no  satisfactory  arrangements  can be made for  collection of delinquent  payments pursuant to  Section 3.02,  subject to the provisions  contained in this  Section 3.08(a)  and only if the Servicer determines  that there is  sufficient  equity in the related  Mortgaged  Property to justify such  foreclosure.  In connection with such  foreclosure or other  conversion,  the Servicer shall use reasonable  efforts to realize upon such  defaulted  Mortgage  Loan in such manner as will  maximize  the receipt of principal  and  interest  thereon, taking into account,  among other things, the timing of foreclosure  proceedings.  The Servicer shall pay all costs and expenses  incurred by it in any such  proceedings;  provided,  however,  that such costs and expenses  shall be deemed to be a "Servicing  Advance"  and the  Servicer  shall be  reimbursed  therefor as provided in  Section 3.04 hereof;  and provided,  further,  that, in any case in which the Mortgaged Property shall have suffered damage such that the complete  restoration  thereof is not fully  reimbursable by insurance  policies required to be maintained with  respect  thereto,  the  Servicer  shall not be  required  to expend its own funds to restore  such  Mortgaged
Property unless it shall determine,  in good faith,  that such  restoration will increase the Liquidation  Proceeds to the Trust after  reimbursement  to itself for such expenses.  In addition to the  reimbursement of its costs and expenses,  the Servicer  shall be entitled to a reasonable  and  customary fee as agreed to by the Servicer and the
Issuer for performing  any  foreclosure  activities  pursuant to this  Section 3.08(a),  which fee shall be payable pursuant to Section 3.04.

     (b) Any Liquidation  Proceeds,  Insurance Proceeds,  REO Proceeds or Condemnation Proceeds received in respect of a Mortgaged  Property shall be deposited in the Custodial  Account pursuant to Section 3.03 and applied pursuant to Section 3.04.

     (c) In connection  with such  foreclosure or other  conversion,  the Servicer  shall  exercise  collection and foreclosure  procedures in accordance with the Collection  Policy and with the same degree of care and skill in its exercise  or use as it would  exercise  or use under the  circumstances  in the  conduct  of its own  affairs.  The
Servicer shall take into account the existence of any hazardous  substances,  hazardous wastes or solid wastes,  as such terms are defined in the  Comprehensive  Environmental  Response  Compensation and Liability Act, the Resource
Conservation and Recovery Act of 1976, or other federal, state or local environmental  legislation,  on a Mortgaged
Property in  determining  whether to foreclose  upon or otherwise  comparably  convert the ownership of a Mortgaged
Property.  Any amounts advanced in connection with such  foreclosure or other action shall  constitute  "Servicing
Advances."

     Section 3.09 Management  and Sale of REO Property.  The Servicer shall manage,  conserve,  protect and operate each REO  Property  solely for the  purpose of its  prudent  and prompt  disposition  and sale;  provided  that the
Servicer  shall complete such sale and  disposition no later than, and the Trust shall not retain  ownership of any
REO  Property for longer  than,  36 months after the date on which such REO Property is acquired by the Trust.  The
Servicer shall, either itself or through an agent selected by the Servicer,  manage, conserve,  protect and operate the REO Property in the same manner that it manages,  conserves,  protects and operates other  foreclosed  property for its own  account,  and in the same manner that  similar  property in the same  locality as the REO  Property is managed.  The  Servicer  shall  attempt  to sell the same (and may  temporarily  rent the  same) on such  terms and conditions as the Servicer deems to be in the best interest of the Securityholders and the Trust.

         The  Servicer  shall cause to be set aside  pursuant to  Section 3.03,  no later than five  Business  Days after the receipt  thereof,  all revenues  received with respect to the conservation and disposition of the related
REO Property net of funds  necessary for the proper  operation,  management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Servicer.

         The  disposition  of REO Property  shall be carried out by the  Servicer for cash at such price,  and upon such  terms and  conditions,  as the  Servicer  deems to be in the best  interest  of the  Securityholders  and the
Trust.  The cash  proceeds of sale of the REO Property  shall be promptly  set aside  pursuant to  Section 3.03  as received from time to time and, as soon as  practicable  thereafter,  the expenses of such sale shall be paid.  Any costs or advances of the Servicer  pursuant to this  Section 3.09  also shall constitute  Servicing  Advances.  The
Servicer  shall  reimburse  itself for any  related  unreimbursed  Servicing  Advances  and unpaid  Servicing  Fees pursuant to Section 3.04.

     Section 3.10 Issuer and  Indenture  Trustee to Cooperate.  On or before each Payment  Date,  the Servicer will notify the Indenture  Trustee in writing,  with a copy to the Issuer,  of the termination of or the payment in full and the  termination  of any  Mortgage  Loan during the  preceding  Collection  Period.  Upon receipt of payment in full,  the Servicer is  authorized  to execute,  pursuant to the  authorization  contained in  Section 3.01(c),  an instrument of satisfaction  regarding the related Mortgage,  which instrument of satisfaction  shall be recorded by the Servicer if required by applicable law and be delivered to the Person  entitled  thereto.  It is understood and agreed that any  expenses  incurred  in  connection  with such  instrument  of  satisfaction  or transfer  shall be reimbursed from amounts  deposited in the Custodial  Account as provided in Section 3.04.  From time to time and as appropriate  for the servicing or  foreclosure of any Mortgage Loan and in accordance  with the provisions  hereof, upon request of the Servicer to the Issuer,  of a Request for Release,  in the form  attached  hereto as Exhibit D,
Issuer or Indenture  Trustee shall  promptly  execute such  documents,  in the forms  provided by the Servicer,  as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions.

         In order to  facilitate  the  foreclosure  of the Mortgage  securing any Mortgage  Loan that is in default following  recordation  of the related  Assignment  of Mortgage in accordance  with the  provisions of the Purchase
Agreement,  the  Indenture  Trustee or the Issuer  shall,  if so  requested  in writing by the  Servicer,  promptly execute an  appropriate  assignment  in the form  provided by the  Servicer to assign  such  Mortgage  Loan for the purpose of collection to the Servicer (any such  assignment  shall  unambiguously  indicate that the  assignment is for the purpose of  collection  only),  and, upon such  assignment,  the Servicer as assignee for  collection  will thereupon  bring all required  actions in its own name and  otherwise  enforce the terms of such  Mortgage Loan and deposit or credit the Net Liquidation  Proceeds,  exclusive of Foreclosure  Profits,  received with respect thereto into the Custodial  Account.  In the event that all  delinquent  payments due under any such Mortgage Loan are paid by the Mortgagor and any other  defaults are cured,  then the Servicer as assignee for  collection  shall  promptly reassign  such  Mortgage  Loan to the  Indenture  Trustee and return all Related  Documents  to the place where the related Mortgage File was being maintained.

         In connection  with the Issuer's  obligation to cooperate as provided in this  Section 3.10  and all other provisions  of this  Agreement  requiring the Issuer to authorize or permit any actions to be taken with respect to the Mortgage  Loans,  the  Indenture  Trustee,  as pledgee of the  Mortgage  Loans and as assignee of record of the
Mortgage Loans on behalf of the Issuer pursuant to Section 3.13 of the Indenture,  expressly  agrees,  on behalf of the Issuer,  to take all such  actions on behalf of the Issuer and to promptly  execute and return all  instruments reasonably required by the Servicer in connection  therewith,  provided,  that if the Servicer requests a signature of the Indenture  Trustee,  on behalf of the Issuer,  then the Servicer  shall deliver to the Indenture  Trustee an
Officer's  Certificate  stating that such signature is necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     Section 3.11 Compensation; Payment of Certain Expenses.

     (a) As compensation  for its services  hereunder,  the Servicer shall be entitled to receive the Servicing Fee in accordance with  Section 3.03(b)  and Section 3.04 as compensation for its services  hereunder.  Moreover,  late payment  charges  and the  other  amounts  specified  in  Section 3.03(b)  shall be  retained  by the  Servicer  as additional servicing compensation.

     (b) The Servicer  shall be required to pay all expenses  incurred by it in  connection  with its  servicing or administrative  activities  hereunder and all fees and expenses of the Owner Trustee and the Indenture Trustee, and shall not be entitled to reimbursement therefor except as otherwise provided in this Agreement.

     Section 3.12 Annual Statement as to Compliance.

     (a) The Servicer shall deliver to the Issuer, the Indenture Trustee,  the Depositor and the Underwriter,  with a copy to the Enhancer,  beginning April 30, 2003, and on or before April 30 of each year thereafter,  an Officer's
Certificate  stating that (i) a review of the  activities of the Servicer  during the preceding  calendar year (or, with respect to the Officer's  Certificate  delivered on or before April 30, 2003, the period from the Closing Date to December 31, 2002) and of its  performance  under any  servicing  agreements  to which it is a party,  including this Agreement,  has been made under such officer's  supervision and (ii) to the best of such officer's  knowledge, based on such review,  the Servicer has complied in all material respects with the minimum servicing  standards set forth in the  Uniform  Single  Attestation  Program for  Mortgage  Bankers and has  fulfilled  all of its  material obligations in all material respects  throughout such year, or, if there has been material  noncompliance with such servicing  standards or a default in the fulfillment in all material  respects of any such  obligation  relating to this Agreement,  such statement shall include a description of such noncompliance or specify each such default,  as the case may be, known to such officer and the nature and status thereof.

     (b) The  Servicer  shall  deliver  to the  Issuer  and the  Indenture  Trustee,  with a copy to the  Enhancer, promptly  after having  obtained  knowledge  thereof,  but in no event later than five  Business  Days  thereafter, written  notice by means of an Officer's  Certificate  of any event which with the giving of notice or the lapse of time or both, would become a Servicing Default.

     Section 3.13 Annual  Servicing  Report.  Beginning  April  30,  2003 and on or  before  April 30 of each  year thereafter,  the  Servicer  at its  expense  shall  cause  a  firm  of  nationally  recognized  independent  public accountants  (which firm may also render other  services to the  Servicer) to furnish a report to the Issuer,  each
Rating Agency and the Indenture  Trustee  stating its opinion  that,  on the basis of an  examination  conducted by such firm  substantially  in accordance with standards  established by the American  Institute of Certified  Public
Accountants,  the  assertions  made  pursuant to  Section 3.12  regarding  compliance  with the  minimum  servicing standards set forth in the Uniform Single  Attestation  Program for Mortgage Bankers during the preceding  calendar year (or,  with  respect to the first such  report,  the period from the Closing  Date to  December  31,  2002) are fairly stated in all material respects,  subject to such exceptions and other  qualifications  that, in the opinion of such firm, such accounting standards require it to report.

     Section 3.14 Access  to  Certain   Documentation  and  Information  Regarding  the  Mortgage  Loans.  Whenever
required by statute or regulation,  the Servicer shall provide to the Enhancer,  any Securityholder upon reasonable request (or a regulator for a  Securityholder)  or the Indenture  Trustee,  reasonable  access to the documentation regarding the Mortgage Loans.  Such access shall be afforded without charge,  but only upon reasonable  request and during normal  business  hours at the offices of the Servicer.  Nothing in this  Section 3.14  shall  derogate from the  obligation of the Servicer to observe any  applicable  law  prohibiting  disclosure of  information  regarding
Mortgagors,  and the failure of the  Servicer to provide  access as  provided in this  Section 3.14  as a result of such obligation shall not constitute a breach of this Section 3.14.

     Section 3.15 Maintenance of Certain  Servicing  Insurance  Policies.  The Servicer  shall,  during the term of its service as  Servicer,  maintain in force and effect (i) a policy or policies of insurance  covering  errors and omissions in the  performance of its  obligations as Servicer  hereunder and (ii) a fidelity bond in respect of its officers,  employees  or agents.  Each such policy or  policies  and  fidelity  bond shall be at least equal to the coverage  that would be required  by Fannie Mae or Freddie  Mac,  whichever  is  greater,  for  Persons  performing servicing for mortgage loans purchased by such entity.

     Section 3.16  Information  Required  by  the  Internal  Revenue  Service  and  Reports  of  Foreclosures  and
Abandonments  of Mortgaged  Property.  The  Servicer  shall  prepare and deliver all federal and state  information reports with  respect to the Mortgage  Loans when and as required by all  applicable  state and federal  income tax laws.  In  particular,  with  respect to the  requirement  under  Section 6050J  of the Code to the effect that the
Servicer or Subservicer  shall make reports of foreclosures  and  abandonments  of any mortgaged  property for each year beginning in 2002, the Servicer or Subservicer  shall file reports relating to each instance  occurring during the  previous  calendar  year in which the Issuer (a)  acquired  an  interest  in any  Mortgaged  Property  through foreclosure or other comparable  conversion in full or partial  satisfaction of a Mortgage Loan, or (b) knew or had reason to know that any  Mortgaged  Property  had been  abandoned.  The reports  from the  Servicer or  Subservicer shall be in form  and  substance  sufficient  to meet the  reporting  requirements  imposed  by  Section 6050J  and
Section 6050H (reports relating to mortgage interest received) of the Code.

     Section 3.17  Assignments; Recordings of Assignments.

     (a) Concurrently  herewith,  the  Depositor has  contracted to acquire the Mortgage  Loans from the Seller and the Issuer  has  Granted  its right,  title and  interest  in the  Mortgage  Loans and other  Transferred  Property constituting  the Trust Estate to the Indenture  Trustee to secure  payments on the Notes.  The Seller will deliver the original Loan  Agreements to the Servicer on behalf of the Depositor,  endorsed or assigned in blank, to effect the transfer to the Issuer of the Loan  Agreements  and all related  Mortgages and other loan  documents.  To avoid the unnecessary  expense and  administrative  inconvenience  associated  with the execution of multiple  assignment documents,  the Seller may execute one or more assignments of mortgages  naming the Indenture  Trustee as assignee.
Notwithstanding  the fact that such  assignments  name the Indenture  Trustee as the assignee,  the parties  hereto acknowledge  and agree that the Mortgage Loans shall for all purposes be deemed to have been  transferred  from the
Seller,  as designee of the Depositor,  to the  Depositor,  from the Depositor to the Issuer and from the Issuer to the Indenture Trustee.

     (b) If the credit  rating of Wachovia is  withdrawn  or reduced to below  "BBB-" by Standard & Poor's or below
"Baa3"  by  Moody's,  the  Servicer  shall,  within 60 days of any such  event or  reduction,  at its own  expense, complete and submit for recording in the  appropriate  public office for real property  records the  Assignments of
Mortgage for each Mortgage  Loan,  provided that no such  recordation  will be required in any state where,  in the opinion of counsel  acceptable to the Indenture  Trustee  (which  opinion of counsel shall not be an expense of the
Indenture  Trustee),  such recording is not required to protect the Indenture  Trustee's  interests in the Mortgage
Loan against the claim of any  subsequent  transferee  or any creditor of the Seller.  While such  assignment to be recorded is being  recorded,  the Servicer shall retain a photocopy of such  assignment.  If any assignment is lost or returned  unrecorded  to the Servicer  because of any defect  therein,  the Servicer  shall prepare a substitute assignment  or cure such defect,  as the case may be, and the Servicer  shall cause such  assignment to be recorded in accordance with this paragraph.

     Section 3.18  Pre-Funding Account.

     (a) No later than the Closing  Date,  the  Indenture  Trustee  shall  establish  and maintain on behalf of the
Enhancer and the Noteholders  one or more  segregated  trust  accounts,  which shall be Eligible  Accounts,  titled
"Pre-Funding Account,  JPMorgan Chase Bank, as Indenture Trustee for Wachovia Asset  Securitization,  Inc. 2002-HE1
Trust" (the  "Pre-Funding  Account").  On the Closing Date,  Seller shall deposit into the  Pre-Funding  Account an amount  equal  to the  Original  Pre-Funded  Amount  from  the  proceeds  of the  sale of the  Securities.  On each
Subsequent  Transfer  Date,  the Servicer  shall  instruct the  Indenture  Trustee in writing to withdraw  from the
Pre-Funding  Account an amount equal to the aggregate  Principal Balance as of the related  Subsequent Cut-Off Date of the  Subsequent  Mortgage  Loans to be sold to the Trust on such  Subsequent  Transfer  Date and  allocate  such withdrawal  to amounts on deposit in the  Pre-Funding  Account,  and to pay such amount to or upon the order of the
Seller upon  satisfaction  of the  conditions  set forth in this  Agreement,  in the Purchase  Agreement and in the related Subsequent Transfer Agreement with respect thereto.

     (b) If the  Pre-Funded  Amount has not been  reduced to zero at the close of  business  on the last day of the
Pre-Funding Period,  after giving effect to any withdrawal  therefrom on such day, any remaining Pre-Funded Amount, shall be deposited into the Note Payment  Account and applied as a principal  distribution on the Notes on the next succeeding  Payment Date,  except that amounts on deposit in the  Pre-Funding up to a maximum of $50,000,  shall be deposited in the Funding Account and withdrawn pursuant to Section 3.19(c).

     (c) The Servicer may cause the institution  maintaining  the  Pre-Funding  Account to invest any funds therein in Permitted  Investments having a maturity of up to 90 days or maturing or otherwise  available not later than the
Business  Day  preceding  the  related  Payment  Date on which  funds are  scheduled  to be  withdrawn  to purchase
Subsequent  Mortgage  Loans,  provided  that no such  investment  may be sold or disposed of prior to maturity.  In addition,  no such  Permitted  Investment  shall be  purchased  at a price in  excess of par.  Notwithstanding  the foregoing,  in the event  investment  earnings  have not matured on any Payment  Date,  the amount of such earnings accrued as of such  Payment  Date shall be  advanced by the  Servicer  for deposit  into the Note  Payment  Account
(which  advance shall be reimbursed to the Servicer from such  investment  earnings at maturity).  At any time when the  Indenture  Trustee is  maintaining  the  Pre-Funding  Account,  any request by the Servicer to invest funds on deposit  therein shall be in writing,  delivered to the Indenture  Trustee at or before 10:30 a.m.,  New York time, if such  investment  is to be made on such day.  The Servicer  shall  certify that the  requested  investment  is a
Permitted  Investment  maturing at or prior to the time required  hereby.  Any such investment  shall be registered in the name of the Indenture  Trustee or its nominee,  and to the extent that any such investment is  certificated, such  investment  shall be maintained with the Indenture  Trustee at its Corporate Trust Office.  All net income or other gain received from any such investment shall be deposited into or credited to the Custodial Account as Interest
Collections,  and may be withdrawn  therefrom in  accordance  with  Section 3.05  of the  Indenture.  In no event shall the Indenture Trustee be liable for any  investment  losses on  Permitted  Investments  held in or  credited to the  Pre-Funding Account,  provided that such  investments  are made in  accordance  with the  provisions of this
Agreement and the Indenture Trustee is not the obligor under the Permitted Investment.

     (d) If on any Payment Date during the Pre-Funding  Period,  the amount of Additional  Balances  created during the related  Collection Period exceeds the amount of Principal  Collections on deposit in the Custodial Account and the amount on deposit in Funding  Account  available  to purchase  Additional  Balances,  the Servicer may withdraw from  amounts on deposit in the  Pre-Funding  Account,  to the extent  available  and  following  the  purchase  of
Additional  Balances from funds on deposit in the Custodial Account and Funding Account,  the amount of such excess and pay such amount to Seller as payment for such Additional Balances.

     Section 3.19  Funding Account.

     (a) No later than the Closing  Date,  the  Indenture  Trustee  shall  establish  and maintain on behalf of the
Enhancer and the Noteholders  one or more  segregated  trust  accounts,  which shall be Eligible  Accounts,  titled
"Funding  Account,  JPMorgan Chase Bank, as Indenture  Trustee for Wachovia  Asset  Securitization,  Inc.  2002-HE1
Trust" (the "Funding  Account").  On each Payment Date during the Revolving  Period,  the Servicer  shall  withdraw from the Custodial  Account and deposit into the Funding Account (i) the aggregate amount of Principal  Collections remaining  after the purchase of all  Additional  Balances and (ii) from Excess  Spread the amount  necessary to be applied so that the  Overcollateralization  Amount is not less than the  Overcollateralization  Target  Amount,  in respect of the Additional Balance Increase Amount on or prior to such Payment Date.

     (b) The Servicer may cause the  institution  maintaining  the Funding  Account to invest any funds  therein in
Permitted  Investments  having a maturity of up to 90 days or maturing or  otherwise  available  not later than the
Business  Day  preceding  the  related  Payment  Date on which  funds are  scheduled  to be  withdrawn  to purchase
Subsequent  Mortgage  Loans,  provided  that no such  investment  may be sold or disposed of prior to maturity.  In addition,  no such  Permitted  Investment  shall be  purchased  at a price in excess  of par.  At any time when the
Indenture  Trustee is  maintaining  the Funding  Account,  any request by the  Servicer to invest  funds on deposit therein  shall be in writing,  delivered to the Indenture  Trustee at or before 10:30 a.m.,  New York time, if such investment  is to be made on such day. The Servicer  shall  certify that the  requested  investment  is a Permitted
Investment  maturing at or prior to the time required  hereby.  Any such investment shall be registered in the name of the  Indenture  Trustee or its  nominee,  and to the  extent  that any such  investment  is  certificated,  such investment  shall be maintained with the Indenture  Trustee at its Corporate Trust Office.  All net income or other gain received from any such investment shall be deposited into or credited to the Custodial Account as Interest
Collections, and may be withdrawn therefrom in accordance with Section 3.05 of the Indenture.

     (c) From time to time withdrawals shall be made from the Funding Account by the Servicer as follows:

     (i) on each  Payment  Date  during the  Revolving  Period,  any  amounts on  deposit in the  Funding  Account, including  Excess Spread,  shall be withdrawn and applied,  to the extent  available to the Seller,  as designee of the  Depositor,  as payment for Additional  Balances,  if any, in an amount equal to (A) the aggregate of all Draws during the  related  Collection  Period or (B) if the  Servicer  has  applied  amounts on deposit in the  Custodial
Account  representing  Principal  Collections  received during such Collection Period to the purchase of Additional
Balances,  the excess,  if any, of the aggregate of all Draws during the related  Collection  Period over Principal
Collections for such Collection Period;

     (ii)on the last  Payment Date during the  Revolving  Period,  any amounts  remaining on deposit in the Funding
Account,  if any, after giving effect to clause (i) above,  shall be first deposited into the Distribution  Account an amount equal to the lesser of (A) the Additional  Balance  Increase  Amount and (B) the amount on deposit in the
Funding  Account,  and then to the Note Payment Account for payment to the Noteholders  pursuant to Section 3.05 of the Indenture.

     Section 3.20  Capitalized Interest Account.

     (a) No later than the Closing  Date,  the Indenture  Trustee shall  establish and maintain on behalf of itself one or more segregated trust accounts,  which shall be Eligible  Accounts,  titled  "Capitalized  Interest Account,
JPMorgan  Chase  Bank,  as  Indenture  Trustee  for  Wachovia  Asset  Securitization,  Inc.  2002-HE1  Trust"  (the
"Capitalized  Interest Account").  The Indenture Trustee shall,  promptly upon receipt,  deposit in the Capitalized
Interest  Account and retain  therein  the  Interest  Coverage  Amount.  If the  Indenture  Trustee  shall not have received a written  investment  direction from Seller,  the Indenture  Trustee shall invest funds on deposit in the
Capitalized  Interest  Account in Permitted  Investments  of the kind  described in clause (v) of the definition of
Permitted  Investments having a maturity date no later than the next succeeding Payment Date. In addition,  no such
Permitted  Investment  shall be  purchased  at a price in excess of par.  Seller  shall be  entitled  to retain any investment  earnings  on  amounts on  deposit  in the  Capitalized  Interest  Account  and shall  deposit  into the
Capitalized  Interest  Account  the amount of any net loss  incurred  in respect of any such  Permitted  Investment immediately upon realization of such loss without any right of  reimbursement  therefor.  Seller shall be the owner of the  Capitalized  Interest  Account  and shall  report  all items of  income,  deduction,  gain or loss  arising therefrom.

     (b) On each Payment Date during the Pre-Funding  Period and on the Payment Date  immediately  after the end of the Pre-Funding  Period, the Indenture Trustee,  at the written direction of the Servicer,  shall withdraw from the
Capitalized  Interest  Account  and  deposit  into the Note  Payment  Account  an amount  equal to the  Capitalized
Interest Requirement for such Payment Date.

     (c) In connection with each Subsequent  Transfer Date occurring in the Pre-Funding  Period,  the Servicer,  at its option,  may  recalculate  the  Interest  Coverage  Amount  taking into  account  the amount  remaining  in the
Pre-Funding  Account  following the sale of Subsequent  Mortgage  Loans to the Trust on such date.  The  recomputed
Interest  Coverage  Amount  shall  be not  less  than the  amount  necessary  to  cover  the  Capitalized  Interest
Requirement  for each remaining  Payment Date in the Pre-Funding  Period.  With the written consent of the Enhancer
(which consent shall not be unreasonably  withheld),  on any such Subsequent  Transfer Date,  Seller shall instruct in writing the Indenture  Trustee to pay the Depositor from funds in the  Capitalized  Interest  Account the excess of the amount on deposit therein over the recomputed Interest Coverage Amount.

     (d) Upon the earlier of (i)  termination of the Trust Agreement in accordance  with  Section 8.01  thereof and
(ii) the  Payment  Date  following  the end of the  Pre-Funding  Period,  any  amount  remaining  on deposit in the
Capitalized Interest Account shall be withdrawn by the Indenture Trustee and paid to the Depositor.

     Section 3.21  P&I Advances.

     (a) The  Servicer,  in its sole  discretion,  may deposit into the  Custodial  Account (from its own funds) an amount equal to the aggregate  amount of principal of or interest on Mortgage Loans that were  delinquent as of the end of any Collection  Period ("P&I  Advances").  The Servicer shall notify the Indenture  Trustee by a certificate of the  Servicing  Officer of (i) the  aggregate  amount of P&I  Advances for a Payment Date and (ii) the amount of any Nonrecoverable P&I Advances for such Payment Date.

     (b) Notwithstanding  anything  herein to the contrary,  no P&I Advance shall be required to be made  hereunder or shall be made hereunder if such P&I Advance would,  if made,  constitute a  Nonrecoverable  P&I Advance.  On the fourth  Business Day before each Payment  Date,  the Servicer  shall  determine  whether each P&I Advance made with respect to any previous Payment Date is a Nonrecoverable P&I Advance.

     Section 3.22  Transfer of Mortgage Loans.

     (a) Subject to the  conditions  set forth below,  the Servicer,  upon receipt of written  notice and direction from the Issuer,  shall cause the  retransfer of Mortgage Loans from the Trust Estate to the Issuer as of the close of business on a Payment Date (the  "Transfer  Date").  On the fifth  Business  Day (the  "Transfer  Notice  Date")
prior to the Transfer Date  designated in such notice,  the Servicer shall give the Indenture  Trustee,  the Rating
Agencies and the  Enhancer a notice of the proposed  retransfer  that  contains a list of the Mortgage  Loans to be retransferred.  Such  retransfers  of  Mortgage  Loans  shall  be  permitted  upon  satisfaction  of the  following conditions:

     (i) No Rapid Amortization Event has occurred;

    (ii) On the Transfer  Date,  the  Overcollateralization  Amount  (after  giving  effect to the removal from the
Trust Estate of the Mortgage Loans  proposed to be  retransferred)  will equal or exceed the  Overcollateralization
Target Amount;

   (iii) The  retransfer of any Mortgage  Loans on any Transfer Date during the Managed  Amortization  Period shall not, in the reasonable  belief of the Servicer,  cause a Rapid  Amortization  Event to occur or an event which with notice or lapse of time or both would constitute a Rapid Amortization Event;

    (iv) On or before the Transfer  Date,  the Servicer  shall have  delivered to the  Indenture  Trustee a revised
Mortgage Loan Schedule showing that the Mortgages Loans transferred to the  Certificateholders  are no longer owned by the Trust Estate;

     (v) The Servicer  shall  represent  and warrant  that the  Mortgage  Loans to be removed from the Trust Estate were  selected at random and the Servicer  shall have  received the consent of the Enhancer as to the  selection of the particular Mortgage Loans to be removed; and

    (vi) The Enhancer shall have consented to the Transfer;

   (vii) Notice of such removal has been given to the Rating Agencies;

  (viii) Such transfer may only occur once per month;

    (ix) The  Outstanding  Principal  Balance of the  Transferred  Mortgage  Loans  shall not be  greater  than the
Outstanding Additional Balance Increase Amount immediately prior to such transfer; and

     (x) The Servicer  shall have  delivered  to the  Indenture  Trustee and the Enhancer an officer's  certificate certifying that the items set forth in subparagraphs (i) through (ix),  inclusive,  have been performed or are true and  correct,  as the case may be. The  Indenture  Trustee may  conclusively  rely on such  officer's  certificate, shall have no duty to make  inquiries  with regard to the matters set forth therein and shall incur no liability in so relying.

         The  Servicer  shall not be  permitted  to effect the  retransfer  of any  Mortgage  Loan except under the conditions  specified  above.  Upon  receiving the requisite  notice and  direction  from the Issuer,  the Servicer shall perform in a timely  manner those acts required of it, as specified  above.  Upon  satisfaction  of the above conditions,  on the Transfer Date the Indenture  Trustee shall deliver,  or cause to be delivered,  to the Issuer a written  itemization  of each  Mortgage  Loan being  transferred,  together  with the  Mortgage  File for each such
Mortgage  Loan,  and the  Indenture  Trustee  shall  execute and deliver to the Issuer or its  designee  such other documents  prepared by the  Servicer  as shall be  reasonably  necessary  to transfer  such  Mortgage  Loans to the
Certificateholders.  Any such transfer of the Trust  Estate's  right,  title and interest in and to Mortgage  Loans shall be without  recourse,  representation  or warranty by or of the Indenture  Trustee or the Trust Estate to the
Issuer or its designee.

                                                  ARTICLE IV

                                             Servicing Certificate

     Section 4.01  Statements to Securityholders.

     (a)  With respect to each Payment  Date,  on the Business Day following  the related  Determination  Date,  the
Servicer shall forward the Servicing  Certificate to the Indenture Trustee, and the Indenture Trustee,  pursuant to
Section 3.26 of the Indenture,  shall make such Servicing  Certificate  available to each  Certificateholder,  each
Noteholder,  the Depositor,  the Owner Trustee, the Certificate Paying Agent and each Rating Agency, with a copy to the  Enhancer.  The  Servicing  Certificate  shall  set  forth  the  following  information  as to  the  Notes  and
Certificates, to the extent applicable:

     (i) the aggregate  amount of (a) Interest  Collections,  (b) Principal  Collections  (and, with respect to any
Payment  Date  relating to the  Managed  Amortization  Period,  Net  Principal  Collections)  and  (c) Substitution
Adjustment Amounts for such Collection Period;

    (ii) the amount of such distribution as principal to the Noteholders;

   (iii) the amount of such  distribution as interest to the  Noteholders,  the amount thereof,  if any, payable in respect of unpaid Interest Shortfalls, and the amount of any Interest Shortfalls for the related Payment Date;

    (iv) each  Deficiency  Amount,  if any, for such Payment  Date and the  aggregate  amount of prior draws on the
Policy thereunder not yet reimbursed;

     (v) the amount of such distribution to the Certificateholders;

    (vi) the amount of any Additional Balance Increase Amount payable to the  Certificateholders  and the amount of
Principal Collections paid in respect of such Additional Balance Increase Amount;

   (vii) the aggregate Principal Balance of the Mortgage Loans as of the end of the preceding Collection Period;

  (viii) the  number and  aggregate  Principal  Balances  of  Mortgage  Loans (a) as to which the  Minimum  Monthly
Payment is delinquent for 30-59 days, 60-89 days,  90-119 days,  120-149 days and 150-179 days,  respectively,  (b)
the  related  Mortgaged  Property  of which  has been  foreclosed  upon and (c) as to which the  related  Mortgaged
Property  has  become  REO  Property,  in each case as of the end of the  preceding  Collection  Period;  provided, however, that such information shall not be provided on the statements relating to the first Payment Date;

    (ix) the number and aggregate  Principal  Balance of Mortgage  Loans  repurchased  pursuant to  Section 3.15(a)
herein during such Collection Period;

     (x) the Net WAC Rate for the related Collection Period;

    (xi) prior to the second  Determination Date following the commencement of the Rapid  Amortization  Period, the aggregate amount of Additional  Balances created during the previous  Collection  Period and conveyed to the Issuer prior to the commencement of such Rapid Amortization Period;

   (xii) the aggregate  Liquidation  Loss Amounts (other than amounts  allocated in respect of the Excluded Amount)
with respect to the related  Collection  Period,  the amount  distributed as principal to Noteholders in respect of
Liquidation  Loss Amounts and the aggregate of the  Liquidation  Loss Amounts  (minus any  Subsequent  Net Recovery
Amounts and other than amounts  allocated in respect of the Excluded  Amount) from all  Collection  Periods to date expressed as dollar  amount and as a percentage of the aggregate  Cut-Off Date  Principal  Balances of the Mortgage
Loans;

  (xiii) the Note Balance and the Certificate  Balance of the Certificates  after giving effect to the distribution of principal on such Payment Date;

   (xiv) the balance of the Pre-Funding  Account,  Funding Account and Capitalized  Interest  Account as of the end
of the preceding Collection Period;

    (xv) the Percentage Interest  applicable to each of the Securities,  after application of payments made on such
Payment Date;

   (xvi) the Overcollateralization Amount as of the end of the preceding Collection Period; and

  (xvii) the aggregate Principal Balance of Subsequent Mortgage Loans transferred to the Trust Estate.

         In the case of  information  furnished  pursuant to clauses  (ii) and (iii)  above,  the amounts  shall be expressed as an aggregate  dollar amount per Note or Certificate,  as applicable,  with a $25,000  denomination and per Certificate with a denomination equal to a 100% Percentage Interest.

         If a Managed  Amortization  Event, a Rapid  Amortization  Event or a Servicing Default shall occur, on the
Business Day following the related  Determination  Date,  the Servicer  shall forward to the Indenture  Trustee,  a statement  to such  effect,  including  the nature of such  Rapid  Amortization  Event or  Servicing  Default.  The
Indenture Trustee shall deliver or cause to be delivered by mail to each  Certificateholder,  each Noteholder,  the
Enhancer,  the Depositor,  the Owner Trustee,  the Certificate Paying Agent and each Rating Agency,  notice of such
Managed  Amortization  Event,  Rapid Amortization  Event or Servicing  Default,  including,  in the case of a Rapid
Amortization  Event or a Servicing  Default,  the nature  thereof.  Such  statement may be included in, or separate from, the regular statement sent to Securityholders.

         The Indenture  Trustee shall make the Servicing  Certificate  (and, at its option,  any  additional  files containing the same  information  in an alternative  format)  available  each month to  Securityholders,  and other parties to this Agreement via mail,  courier,  email,  facsimile copy, the Indenture  Trustee's internet website or
other   electronic   means.   The   Indenture   Trustee's   internet   website   shall   initially  be  located  at
"http://www.jpmorgan.com/absmbs".  Assistance  in using the  website  can be  obtained  by  calling  the  Indenture
Trustee's customer service desk at (877) 722-1095.  Parties that are unable to use the above  distribution  options are  entitled to have a paper copy mailed to them via first class mail by calling  the  customer  service  desk and indicating  such. The Indenture  Trustee shall have the right to change the way the  statements to  Securityholders are  distributed in order to make such  distribution  more  convenient  and/or more accessible to the above parties and the Indenture  Trustee shall provide timely and adequate  notification to all above parties  regarding any such changes.  The Indenture  Trustee may require  registration  and the  acceptance of a disclaimer in connection  with access to its website

     (b) The Servicer  shall forward to the Indenture  Trustee any other  information  reasonably  requested by the
Indenture Trustee  necessary to make  distributions  pursuant to Section 3.05 of the Indenture.  Prior to the close of business on the Business Day next  succeeding  each  Determination  Date,  the Servicer  shall furnish a written statement to the Certificate  Paying Agent and the Indenture  Trustee setting forth the aggregate  amounts required to be withdrawn from the Custodial  Account and deposited  into the Note Payment  Account,  Funding  Account and/or
Distribution  Account on the  Business  Day  preceding  the related  Payment  Date  pursuant to  Section 3.04.  The determination  by the  Servicer  of  such  amounts  shall,  in the  absence  of  obvious  error,  be  deemed  to be presumptively  correct for all  purposes  hereunder,  and the Owner  Trustee  and the  Indenture  Trustee  shall be protected in relying upon the same without any independent  check or verification.  In addition,  upon the Issuer's written request,  the Servicer shall promptly furnish such information  reasonably  requested by the Issuer that is reasonably  available to the  Servicer to enable the Issuer to perform its federal and state  income tax  reporting obligations.

     Section 4.02  Tax Returns and 1934 Act Reports

     (a) The Servicer  agrees to perform the  obligations  of the Servicer set forth in  Section 5.03  of the Trust
Agreement.  The Servicer  will prepare and file or cause to be prepared and filed all tax and  information  returns of the Trust Estate.

     (b) The Servicer shall prepare all reports on behalf of the Trust Estate,  including,  but not limited to, all
Forms 8-K, Forms 10-K, when applicable,  a Form 15 that are required under the Securities  Exchange Act of 1934, as amended  and any  certifications  required  to be filed  with  Form  10-K by the  Sarbanes-Oxley  Act of 2002.  The
Servicer  shall  continue to file all Forms 8-K  and Forms 10-K with respect to the Trust Estate until  directed by the Depositor in writing to discontinue such filings.

                                                       ARTICLE V

                                                  Note Payment Account

     Section 5.01  Note Payment  Account.  The Indenture  Trustee shall  establish and maintain an Eligible  Account entitled  "JPMorgan  Chase Bank, as Indenture  Trustee,  for the benefit of the  Securityholders,  the  Certificate
Paying Agent and the Enhancer,  pursuant to the Indenture,  dated as of September 27, 2002,  between Wachovia Asset
Securitization,  Inc. 2002-HE1 Trust and JPMorgan Chase Bank" (the "Note Payment  Account").  On each Payment Date, amounts on deposit in the Note Payment  Account shall be  distributed by the Indenture  Trustee in accordance  with
Section 3.05 of the Indenture.  The Indenture  Trustee shall invest or cause the  institution  maintaining the Note
Payment  Account to invest the funds  therein in  Permitted  Investments  selected in writing by the  Servicer  and designated in the name of the Indenture  Trustee,  which  investments  shall mature not later than the Business Day next  preceding  the Payment  Date next  following  the date of such  investment.  In addition,  no such  Permitted
Investment  shall be purchased at a price in excess of par. All income and gain realized  from any such  investment shall be for the benefit of the Servicer  and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments  shall be deposited in the Note Payment  Account by the Servicer out of its own funds  immediately as realized.  Subject to  Section 8.02(b)  of the Indenture,  the
Indenture Trustee shall not be liable for investment losses on funds on deposit in the Note Payment Account.

                                                        ARTICLE VI

                                                       The Servicer

    Section 6.01  Liability  of the  Servicer.  The Servicer  shall be liable in  accordance  herewith  only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

    Section 6.02  Merger or  Consolidation  of, or Assumption of the Obligations of, the Servicer.  Any corporation into which the  Servicer  may be merged or  converted  or with  which it may be  consolidated,  or any  corporation resulting from any merger,  conversion or  consolidation to which the Servicer shall be a party, or any corporation succeeding  to the  business  of the  Servicer,  shall be the  successor  of the  Servicer  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary notwithstanding.

         The  Servicer  may assign  its rights and  delegate  its  duties  and  obligations  under this  Agreement;
provided,  that the Person  accepting such assignment or delegation shall be a Person qualified to service mortgage loans,  is  reasonably  satisfactory  to the  Enhancer  (provided,  that  such  consent  to  assignment  may not be unreasonably  withheld),  is willing to service the Mortgage  Loans and executes and delivers to the Issuer (with a copy to the Enhancer) an agreement,  in form and substance reasonably  satisfactory to the Enhancer,  that contains an assumption by such Person of the due and punctual  performance  and observance of each covenant and condition to be performed or observed by the Servicer  under this  Agreement;  and provided  further,  that no Rating Event will occur as a result of such  assignment  and  delegation  (as  evidenced  by a letter to such effect from each Rating
Agency),  if  determined  without  regard to the  Policy;  and  provided  further,  that the Owner  Trustee and the
Indenture  Trustee  shall receive an Opinion of Counsel to the effect that such  assignment or delegation  will not cause the Issuer to be treated as an association (or a  publicly-traded  partnership)  taxable as a corporation for federal income tax purposes.

     Section 6.03 Limitation  on  Liability  of the  Servicer  and  Others.  Neither  the  Servicer  nor any of the
directors  or officers or  employees or agents of the  Servicer  shall be under any  liability  to the Issuer,  the
Owner  Trustee,  the  Indenture  Trustee or the  Securityholders  for any action taken or for  refraining  from the taking of any action in good faith pursuant to this  Agreement;  provided,  however,  that this provision shall not protect the  Servicer or any such Person  against any  liability  that would  otherwise be imposed by reason of its willful  misfeasance,  bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless  disregard of its obligations and duties  hereunder.  The Servicer and any director or officer or employee or agent of the  Servicer  may rely in good faith on any  document of any kind prima facie  properly  executed  and submitted  by any Person  respecting  any matters  arising  hereunder.  The  Servicer  and any  director,  officer, employee  or agent of the  Servicer  shall be  indemnified  by the  Issuer  and held  harmless  against  any  loss, liability or expense  incurred in connection  with any legal action  relating to this Agreement or the  Securities, including any amount paid to the Owner Trustee or the Indenture  Trustee  pursuant to  Section 6.06(b),  other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss, liability  or expense  shall be  otherwise  reimbursable  pursuant to this  Agreement)  and any loss,  liability or expense  incurred by reason of its willful  misfeasance,  bad faith or gross  negligence in the  performance of its duties  hereunder or by reason of its reckless  disregard of its  obligations  and duties  hereunder.  The Servicer shall not be under any  obligation  to appear in,  prosecute or defend any legal action that is not  incidental  to its duties to service the Mortgage  Loans in accordance  with this  Agreement,  and that in its opinion may involve it in any expense or  liability;  provided,  however,  that the Servicer may in its sole  discretion  undertake any such action that it may deem  necessary  or desirable  in respect of this  Agreement,  the rights and duties of the parties hereto and the interests of the  Securityholders.  In such event,  the reasonable  legal expenses and costs of such action and any liability  resulting  therefrom shall be expenses,  costs and liabilities of the Issuer, and the Servicer  shall be entitled to be  reimbursed  therefor.  The  Servicer's  right to indemnity or  reimbursement pursuant  to  this  Section 6.03  shall  survive  any  resignation  or  termination  of the  Servicer  pursuant  to
Section 6.04 or 7.01 with respect to any losses,  expenses,  costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

     Section 6.04 Servicer  Not to Resign.  Subject to the  provisions  of  Section 6.02,  the  Servicer  shall not resign from the obligations and duties hereby imposed on it except (a) upon  determination  that the performance of its obligations or duties hereunder are no longer  permissible  under applicable law or are in material conflict by reason of applicable law with any other activities  carried on by it or its  subsidiaries or Affiliates,  the other activities  of the  Servicer so causing  such a conflict  being of a type and nature  carried on by the Servicer or its  subsidiaries  or  Affiliates  at the  date  of  this  Agreement  or (b)  upon  satisfaction  of the  following conditions:  (i) the Servicer shall have proposed a successor  servicer to the Issuer and the Indenture  Trustee in writing and such proposed  successor  servicer is reasonably  acceptable to the Issuer,  the Indenture  Trustee and the Enhancer;  (ii) each Rating Agency shall have delivered a letter to the Issuer,  the Enhancer and the Indenture
Trustee  prior to the  appointment  of the  successor  servicer  stating  that  the  proposed  appointment  of such successor  servicer as Servicer  hereunder  will not cause a Rating  Event,  if  determined  without  regard to the
Policy;  and (iii) such proposed  successor  servicer is reasonably  acceptable to the Enhancer,  as evidenced by a letter to the Issuer and the Indenture Trustee;  provided,  however, that no such resignation by the Servicer shall become effective until such successor servicer or, in the case of (a) above, the Indenture  Trustee,  as pledgee of the Mortgage Loans, shall have assumed the Servicer's  responsibilities and obligations  hereunder or the Indenture
Trustee,  as pledgee of the  Mortgage  Loans,  shall have  designated  a  successor  servicer  in  accordance  with
Section 7.02.  Any such  resignation  shall not relieve the Servicer of  responsibility  for any of the obligations specified in Sections 7.01 and 7.02 as  obligations  that survive the  resignation  or termination of the Servicer.
Any such  determination  permitting the  resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Enhancer.

     Section 6.05  Delegation  of  Duties.  In the  ordinary  course  of  business,  the  Servicer  at any  time may delegate any of its duties  hereunder to any Person,  including any of its Affiliates,  that agrees to conduct such
duties  in  accordance  with  standards   comparable  to  those  with  which  the  Servicer  complies  pursuant  to
Section 3.01.  Such delegation shall not relieve the Servicer of its liabilities and responsibilities  with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

     Section 6.06  Payment of Indenture Trustee's and Owner Trustee's Fees and Expenses; Indemnification.

     (a) After the Closing  Date,  the Servicer  covenants  and agrees to pay to the Owner  Trustee,  the Indenture
Trustee  and any  co-trustee  of the  Indenture  Trustee  or the Owner  Trustee  from  time to time,  and the Owner
Trustee,  the Indenture  Trustee and any such  co-trustee  shall be entitled to,  reasonable  compensation  for all services  rendered  by each of them in the  execution  of the  trusts  created  under the Trust  Agreement  and the
Indenture  and in the exercise  and  performance  of any of the powers and duties under the Trust  Agreement or the
Indenture,  as the case may be, of the Owner Trustee,  the Indenture  Trustee and any co-trustee,  and the Servicer will pay or  reimburse  the  Indenture  Trustee  and any  co-trustee  upon  request  for all  reasonable  expenses, disbursements  and advances  incurred or made by the Indenture  Trustee or any co-trustee in accordance with any of the provisions of this Agreement,  the Indenture or the Trust Agreement  (which payment shall not be limited by any law in regards to the  compensation  of a trustee of an express  trust)  except any such expense,  disbursement  or advance as may arise from its  negligence,  willful  misfeasance or bad faith. In addition,  the Indenture  Trustee shall be entitled to be  reimbursed  from the Servicer for all  reasonable  costs  associated  with the transfer of servicing from the predecessor  servicer pursuant to Section 7.02  hereunder,  including,  without limitation,  any reasonable  costs or expenses  associated  with the complete  transfer of all  servicing  data and the  completion, correction  or  manipulation  of such  servicing  data as may be required by the  Indenture  Trustee to correct any errors or  insufficiencies  in the  servicing  data or  otherwise  to enable the  Indenture  Trustee  or  successor
Servicer to service the Mortgage Loans properly and effectively.

     (b) The  Servicer  agrees to  indemnify  the  Indenture  Trustee and the Owner  Trustee  for,  and to hold the
Indenture  Trustee (and any  Responsible  Officer  thereof)  and the Owner  Trustee,  as the case may be,  harmless against,  any loss,  liability or expense incurred without negligence,  bad faith or willful misconduct on the part of the Indenture  Trustee or the Owner  Trustee,  as the case may be,  arising out of, or in connection  with,  the acceptance and  administration  of the Issuer and the assets thereof,  including the costs and expenses  (including reasonable  legal fees and expenses) of defending the Indenture  Trustee or the Owner Trustee,  as the case may be, against any claim in  connection  with the exercise or  performance  of any of its powers or duties under any Basic
Document; provided that:

     (i) with respect to any such claim,  the Indenture  Trustee or Owner  Trustee,  as the case may be, shall have given the Servicer  written notice thereof promptly after the Indenture  Trustee or Owner Trustee,  as the case may be, shall have actual knowledge thereof;

    (ii) while maintaining  control over its own defense,  the Issuer,  the Indenture Trustee or Owner Trustee,  as
the case may be, shall cooperate and consult fully with the Servicer in preparing such defense; and

   (iii) notwithstanding  anything  in this  Agreement  to the  contrary,  the  Servicer  shall not be  liable  for settlement of any claim by the Indenture  Trustee or the Owner  Trustee,  as the case may be,  entered into without the prior consent of the Servicer.

         No  termination  of this  Agreement or  resignation  or removal of the Indenture  Trustee shall affect the obligations  created by this  Section 6.06 of the Servicer to indemnify the Indenture Trustee and the Owner Trustee under the conditions and to the extent set forth herein.

         Notwithstanding  the  foregoing,  the  indemnification  provided by the  Servicer in this  Section 6.06(b)
shall not pertain to any loss,  liability or expense of the Indenture  Trustee or the Owner Trustee,  including the costs and expenses of defending  itself  against any claim,  incurred in  connection  with any actions taken by the
Indenture  Trustee or the Owner Trustee at the written direction of the Noteholders or  Certificateholders,  as the case may be, pursuant to the terms of this Agreement.

                                                            ARTICLE VII

                                                              Default

     Section 7.01  Servicing Default.

     (a) If any one of the following events (each, a "Servicing Default") shall occur and be continuing:

     (i) any failure by the  Servicer to deposit in the  Custodial  Account and the Note Payment  Account,  Funding
Account  or the  Distribution  Account  any  deposit  required  to be made under the terms of this  Agreement  that continues  unremedied  for a period of three (3) Business Days after the earlier of (A) the date upon which written notice of such  failure  shall have been given to the  Servicer  by the Issuer or the  Indenture  Trustee or to the
Servicer,  the Issuer and the  Indenture  Trustee by the  Enhancer and (B) the first date on which the Servicer has actual knowledge of such failure;

    (ii) any failure on the part of the Servicer  duly to observe or perform any other  covenants or  agreements of the Servicer set forth in this  Agreement,  which  failure,  in each case,  materially  and  adversely  affects the interests  of the  Securityholders,  and which  failure  continues  unremedied  for a period  of 45 days  after the earlier of (A) the date on which  written  notice of such failure,  requiring the same to be remedied,  and stating that such notice is a "Notice of  Default"  hereunder,  shall have been given to the  Servicer by the Issuer or the
Indenture  Trustee or to the Servicer,  the Issuer and the Indenture Trustee by the Enhancer and (B) the first date on which the Servicer has actual knowledge of such failure;

   (iii) the entry against the Servicer of a decree or order by a court or agency or supervisory  authority  having jurisdiction  in the  premises  for the  appointment  of a trustee,  conservator,  receiver  or  liquidator  in any
conservatorship,   receivership,   readjustment  of  debt,   marshalling  of  assets  and  liabilities  or  similar
proceedings, or for the winding up or liquidation of its affairs; or

    (iv) the consent by the Servicer to the  appointment of a trustee,  conservator,  receiver or liquidator in any insolvency,  conservatorship,  receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or  substantially  all of its property;  or the commencement  of an involuntary  case relating to the Servicer under any  applicable  federal or state  bankruptcy, insolvency  or other  similar law and such case shall either be consented to by the Servicer or shall not have been dismissed  or stayed  within  sixty (60) day of its  commencement;  or the  Servicer  shall  admit in  writing  its inability  to pay its debts  generally  as they become due,  file a petition to take  advantage  of any  applicable insolvency or reorganization  statute,  make an assignment for the benefit of its creditors or voluntarily  suspend payment of its obligations.

then, and in every such case, so long as a Servicing  Default shall not have been remedied by the Servicer,  either the Depositor,  the Enhancer (so long as no Enhancer  Default  exists),  or the Indenture  Trustee,  at the written direction  of the  holders of at least 51% of the  Outstanding  Note  Balance (if an  Enhancer  Default  exists) by notice then given in writing to the  Servicer,  the Issuer and the  Indenture  Trustee,  may  terminate  all of the rights and obligations of the Servicer as servicer under this Agreement  other than its right to receive  servicing compensation  and  reimbursement  for servicing the Mortgage Loans hereunder during any period prior to the date of such  termination,  and the  Issuer,  the  Enhancer  or the  Indenture  Trustee  (with the  written  consent of the
Enhancer),  may exercise any and all other remedies  available at law or equity.  The Servicer  immediately  notify the Indenture  Trustee,  the Issuer and each Rating Agency, the Enhancer and the Issuer in writing of any Servicing
Default as to which it has actual  knowledge.  On or after the receipt by the Servicer of such written notice,  all authority and power of the Servicer  under this  Agreement,  whether with respect to the Securities or the Mortgage
Loans or  otherwise,  shall  pass to and be vested,  subject to  Section 7.02  hereof,  as pledgee of the  Mortgage
Loans, in the Indenture Trustee,  pursuant to and under this Section 7.01;  and, without limitation,  the Indenture
Trustee is hereby authorized and empowered to execute and deliver,  on behalf of the Servicer,  as attorney-in-fact or  otherwise,  any and all  documents  and other  instruments,  and to do or  accomplish  all other acts or things necessary or  appropriate  to effect the purposes of such notice of  termination,  whether to complete the transfer and endorsement of each Mortgage Loan and related  documents,  or otherwise.  The Servicer agrees to cooperate with the  Issuer,  the  Enhancer  and  Indenture  Trustee,  as the case may be,  in  effecting  the  termination  of the responsibilities  and  rights of the  Servicer  hereunder,  including,  without  limitation,  the  transfer  to the
Indenture  Trustee for the  administration  by it of all cash amounts  relating to the Mortgage Loans that shall at the time be held by the Servicer and to be deposited by it in the Custodial  Account,  or that have been  deposited by the  Servicer in the  Custodial  Account or  thereafter  received by the  Servicer  with respect to the Mortgage
Loans. All reasonable costs and expenses  (including,  but not limited to,  attorneys' fees) incurred in connection with amending this Agreement to reflect such  succession as Servicer  pursuant to this  Section 7.01  shall be paid by the predecessor  Servicer (or if the predecessor  Servicer is the Indenture Trustee,  the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

     (b) Notwithstanding  any  termination  of the  activities  of the Servicer  hereunder,  the Servicer  shall be entitled to receive,  out of any late  collection of a payment on a Mortgage Loan which was due prior to the notice terminating the Servicer's rights and obligations  hereunder and received after such notice,  that portion to which the Servicer  would have been  entitled  pursuant to Sections 3.03 and 3.09 as well as its Servicing Fee in respect thereof,  and any other  amounts  payable to the Servicer  hereunder  the  entitlement  to which arose prior to the termination of its activities hereunder.

         Notwithstanding  the  foregoing,  a delay in or failure  of  performance  under  clause (i) or (ii) of the definition of Servicing  Default,  after the applicable  grace periods  specified  therein,  shall not constitute a
Servicing  Default if such delay or failure could not be prevented by the exercise of  reasonable  diligence by the
Servicer  and such  delay  or  failure  was  caused  by an act of God or the  public  enemy,  acts of  declared  or undeclared war,  public  disorder,  rebellion or sabotage,  epidemics,  landslides,  lightning,  fire,  hurricanes, earthquakes,  floods or  similar  causes.  The  preceding  sentence  shall not  relieve  the  Servicer  from  using reasonable  efforts to perform its respective  obligations in a timely manner in accordance  with the terms of this
Agreement.  The Servicer shall provide the Indenture  Trustee,  the Enhancer and the  Securityholders  with written notice  of any such  failure  or delay  by it,  together  with a  description  of its  efforts  to so  perform  its obligations.  The Servicer shall immediately notify the Indenture  Trustee,  the Enhancer and the Issuer in writing of any Servicing Default.

     (c) If the Servicer  Termination  Triggers shall occur and be continuing  with respect to a Payment Date, then in each and every such case,  and so long as no Enhancer  Default  exists,  the Enhancer may send written notice to the  Securityholders  of its  intention  to remove the  Servicer  and appoint a successor  Servicer and the date on which such removal will take place;  provided,  however,  that such date shall be at least 30 days from the date of such notice.  Neither the Indenture  Trustee nor the  Securityholders  shall have the right to initiate  removal of the Servicer if a Servicer Termination Trigger has occurred.

     Section 7.02  Indenture Trustee to Act; Appointment of Successor.

     (a) On and after the time the Servicer  receives a notice of termination  pursuant to  Section 7.01 or sends a notice pursuant to  Section 6.04,  the Indenture  Trustee as pledgee of the Mortgage Loans shall itself become,  or shall  appoint an affiliate  of the  Indenture  Trustee to become the  successor in all respects to the Servicer in its  capacity as servicer  under this  Agreement  and the  transactions  set forth or provided for herein and shall
immediately   assume  all  of  the   obligations  of  the  Servicer  to  make  advances  on  Mortgage  Loans  under
Section 3.03(b) and will be subject to all other  responsibilities,  duties and liabilities relating thereto placed on the  Servicer  by the terms and  provisions  hereof as soon as  practicable,  but in no event later than 90 days after the Indenture Trustee becomes successor  servicer.  During such 90 day period,  the Indenture  Trustee,  with the written  consent of the  Enhancer,  may require  the  Servicer  being  terminated  to continue to perform  such servicing  responsibilities  (other  than making  advances on the  Mortgage  Loans  under  Section 3.03(b))  as the
Indenture  Trustee deems  appropriate.  In such event, the Servicer being terminated shall provide such services as directed by the Indenture  Trustee until the earliest of the date the Indenture  Trustee  notifies such Servicer to discontinue  providing such services,  the date on which a successor  servicer or the Indenture Trustee has assumed all  responsibilities,  duties and  liabilities  of the Servicer  hereunder or the expiration of the 90 day period.
The  Servicer  shall be entitled  to the  Servicing  Fee  hereunder  for any period  during  which the  Servicer is obligated to provide such services as if no  termination  of the Servicer had occurred.  Nothing in this  Agreement or in the Trust  Agreement  shall be  construed  to permit or require the  Indenture  Trustee to (i) succeed to the responsibilities,  duties and  liabilities  of the initial  Servicer in its  capacity as Seller  under the Purchase
Agreement,  (ii) be  responsible or accountable  for any act or omission of the Servicer prior to the issuance of a notice of  termination  hereunder,  (iii) require or obligate the Indenture  Trustee,  in its capacity as successor
Servicer,  to purchase,  repurchase or substitute any Mortgage Loan, (iv) fund any Additional Balances with respect to any Mortgage Loan, (v) fund any losses on any Permitted  Investment  directed by any other Servicer,  or (vi) be responsible  for the  representations  and  warranties of the Servicer.  As  compensation  therefor,  the Indenture
Trustee  shall be entitled to such  compensation  as the Servicer  would have been entitled to hereunder if no such notice of termination  had been given.  Notwithstanding  the foregoing,  if the Indenture  Trustee is (x) unwilling to act as  successor  Servicer  itself or to appoint an  affiliate  to become  successor  Servicer,  or (y) legally unable so to act,  the  Indenture  Trustee as pledgee of the  Mortgage  Loans may (in the  situation  described  in clause  (x)) or shall  (in the  situation  described  in clause  (y))  appoint  or  petition  a court of  competent jurisdiction  to appoint  any  established  housing  and home  finance  institution,  bank or other  mortgage  loan servicer  having a net worth of not less  than  $10,000,000  as the  successor  to the  Servicer  hereunder  in the assumption of all or any part of the responsibilities,  duties or liabilities of the Servicer hereunder;  provided, that any such  successor  Servicer  shall be  acceptable  to the  Enhancer,  as evidenced by the  Enhancer's  prior written  consent,  which consent shall not be  unreasonably  withheld.  Pending  appointment  of a successor to the
Servicer  hereunder,  unless the  Indenture  Trustee is prohibited  by law from so acting,  the  Indenture  Trustee itself  shall act or appoint an  affiliate  to act in such  capacity as provided  above.  In  connection  with such appointment and assumption,  the successor  shall be entitled to receive  compensation  out of payments on Mortgage
Loans in an  amount  equal to the  compensation  that the  Servicer  would  otherwise  have  received  pursuant  to
Section 3.11  (or  such  other  compensation  as the  Indenture  Trustee  and  such  successor  shall  agree).  The appointment  of a successor  Servicer  shall not affect any  liability of the  predecessor  Servicer  that may have arisen under this Agreement  prior to its  termination as Servicer  (including the obligation to purchase  Mortgage
Loans pursuant to  Section 3.01,  to pay any deductible  under an insurance  policy  pursuant to Section 3.05 or to indemnify the  Indenture  Trustee  pursuant to  Section 6.06),  nor shall any successor  Servicer be liable for any acts or omissions of the predecessor  Servicer or for any breach by such Servicer of any of its  representations or warranties  contained  herein or in any related  document or agreement.  The Indenture  Trustee and such  successor shall take such action,  consistent with this Agreement and the  requirements  (including any notice  requirements)
of applicable  law, as shall be necessary to effectuate any such  succession.  Notwithstanding  the foregoing,  the
Indenture  Trustee,  in its capacity as successor  Servicer,  shall not be responsible  for the lack of information and/or  documents  that it cannot  obtain  through  reasonable  efforts or for  failing to take any action that the
Indenture Trustee is legally prohibited from taking by applicable law.

     (b) Any  successor,  including the  Indenture  Trustee,  to the Servicer as servicer  shall during its term as
Servicer (i) continue to service and  administer the Mortgage  Loans for the benefit of the  Securityholders,  (ii)
maintain in force a policy or  policies of  insurance  covering  errors and  omissions  in the  performance  of its obligations  as Servicer  hereunder  and a fidelity  bond in respect of its  officers,  employees and agents to the same  extent  as the  Servicer  is so  required  pursuant  to  Section 3.13  and (iii) be bound by the terms of the
Insurance Agreement.

     (c) Any  successor  Servicer,  including  the  Indenture  Trustee,  shall not be deemed in  default or to have breached  its duties  hereunder  if the  predecessor  Servicer  shall fail to deliver any  required  deposit to the
Custodial Account or otherwise cooperate with any required servicing transfer or succession hereunder.

     (d) All reasonable  costs and expenses  (including  attorneys'  fees) incurred in connection with the transfer of  Mortgage  Files and the  servicing  duties  to a  successor  servicer  hereunder  shall be paid by the  related predecessor servicer.

     Section 7.03 Notification  to  Securityholders.  Upon any  termination of or appointment of a successor to the
Servicer  pursuant to this Article VII or  Section 6.04,  the Indenture  Trustee shall give prompt  written  notice thereof to the Securityholders, the Enhancer, the Issuer and each Rating Agency.

                                                       ARTICLE VIII

                                                  Miscellaneous Provisions

    Section 8.01  Amendment.  This  Agreement may be amended from time to time by the parties  hereto;  but only by written  instrument  signed by the parties  hereto;  provided,  that any such  amendment  shall be accompanied by a letter from each Rating Agency to the effect that such amendment  will not result in a Rating Event,  if determined without  regard to the Policy;  and provided  further,  that the Enhancer and the  Indenture  Trustee shall consent thereto.

    Section 8.02 Exhibits.  The  exhibits to this  Agreement  are hereby  incorporated  and made a part hereof and are an integral part of this Agreement.

    Section 8.03  GOVERNING  LAW. THIS  AGREEMENT  SHALL BE GOVERNED BY AND  CONSTRUED IN ACCORDANCE  WITH THE LAWS
OF THE STATE OF NEW YORK,  WITHOUT  REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS  (OTHER THAN SECTION 5-1401 OF THE
GENERAL  OBLIGATIONS  LAW), AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER SHALL BE DETERMINED
IN ACCORDANCE WITH SUCH LAWS.

    Section 8.04  Notices.  All  demands,  notices and  communications  hereunder  shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by certified mail,  return receipt  requested, to (a) in the case of the  Servicer,  One  Wachovia  Center,  18th Floor,  Charlotte,  North  Carolina  28288-0572,
Attention:  David Mason, Re: Wachovia Asset Securitization  2002-HE1 Trust,  Facsimile:  (704) 383-3878, (b) in the
case of the Enhancer,  Ambac Assurance  Corporation,  One State Street Plaza, New York, New York 10004,  Attention:
Risk Management,  Consumer  Asset-Backed  Securities,  Facsimile: (212) 363-1459,  (c) in the case of Moody's, Home
Mortgage  Loan  Monitoring  Group,  4th Floor,  99 Church  Street,  New York,  New York  10001,  (d) in the case of
Standard & Poor's, 55 Water Street, New York, New York 10004,  Attention:  Residential Mortgage Surveillance Group,
(e) in the case of the Owner Trustee,  Wilmington  Trust Company,  Rodney Square North,  1100 North  Market Street,
Wilmington,  Delaware 19890-0001 and (f) in the case of the Issuer,  Wachovia Asset  Securitization,  Inc. 2002-HE1
Trust,  c/o the Owner  Trustee at the address set forth in clause (e) above,  and (f) in the case of the  Indenture
Trustee,  at the  Corporate  Trust  Office of the  Indenture  Trustee;  or, with  respect to each of the  foregoing
Persons,  at such other address as shall be designated  by such Person in a written  notice to the other  foregoing
Persons.  Any notice  required or  permitted to be mailed to a  Securityholder  shall be given by first class mail, postage prepaid,  at the address of such Securityholder as shown in the Note Register or Certificate  Register,  as the case may be.  Any  notice  so  mailed  within  the time  prescribed  in this  Agreement  shall be  conclusively presumed to have been duly given,  whether or not the related  Securityholder  receives such notice.  Any notice or other document  required to be delivered or mailed by the Indenture  Trustee to any Rating Agency shall be given on a reasonable  efforts basis and only as a matter of courtesy and  accommodation,  and the  Indenture  Trustee shall have no liability for failure to deliver any such notice or document to any Rating Agency.

     Section 8.05  Severability  of  Provisions.  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be for any  reason  whatsoever  held  invalid,  then  such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  or  enforceability  of the other  provisions  of this
Agreement or the Securities or the rights of the Securityholders.

     Section 8.06 Protection  of  Confidential  Information.  The Servicer  shall keep  confidential  and shall not divulge to any party any  information  pertaining  to the Mortgage  Loans or any  Mortgagor  thereunder,  except as required  pursuant  to this  Agreement  and except to the  extent  that it is  necessary  and  appropriate  for the
Servicer to do so in working with legal counsel,  auditors,  taxing  authorities,  regulatory  authorities or other governmental agencies or in accordance with the Collection Policy.

     Section 8.07  Third-Party  Beneficiaries.  This  Agreement  shall inure to the  benefit of and be binding  upon the parties  hereto,  the  Securityholders,  the Enhancer,  the Owner Trustee and their  respective  successors and permitted  assigns.  Except as  otherwise  provided  in this  Agreement,  no other  Person  shall have any right or obligation hereunder.  The Enhancer shall be an express third-party beneficiary of this Agreement.

     Section 8.08 Counterparts.  This  instrument may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts  shall together  constitute but one and the same instrument.

     Section 8.09  Effect of  Headings  and Table of  Contents.  The  Article  and  Section headings  herein and the
Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 8.10  Termination  Upon  Purchase by the  Servicer  or  Liquidation  of All  Mortgage  Loans;  Partial
Redemption.

     (a) The respective  obligations and  responsibilities  of the Servicer,  the Issuer and the Indenture  Trustee
created  hereby  shall  terminate  upon the last action  required  to be taken by the Issuer  pursuant to the Trust
Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

     (i)  the date on or before which the Indenture or the Trust Agreement is terminated, or

    (ii)  the purchase by the Servicer  from the Issuer of all Mortgage  Loans and REO Property in  accordance  with
Section 8.10(b).

     (b)  The Servicer  shall have the right to purchase  from the Issuer all of the Mortgage  Loans and related REO
Property  if the Note  Balance  of the Notes as of any  Payment  Date is less than 10% of the Note  Balance  of the
Notes as of the Closing  Date,  (provided  that a draw on the Policy  would not occur as a result of such  purchase and provided  further that the purchase price will provide  sufficient  funds to pay the  outstanding  Note Balance and accrued and unpaid  interest on the Notes to the Payment  Date on which such amounts are to be  distributed  to the  Securityholders),  at a price equal to 100% of the aggregate  unpaid  Principal  Balance of all such remaining
Mortgage Loans,  plus accrued and unpaid interest  thereon at the weighted  average of the Loan Rates thereon up to the date  preceding the Payment Date on which such amounts are to be  distributed  to the  Securityholders  (and in the case of REO  Property,  the fair  market  value of the REO  Property),  plus any  amounts  due and owing to the
Enhancer under the Insurance  Agreement  related to the Mortgage  Loans or the Notes (and any unpaid  Servicing Fee relating to the Mortgage  Loans shall be deemed to have been paid at such time),  plus any Interest  Shortfall  and interest owed thereon to the Noteholders.

                  The  Servicer  shall send  written  notice to the Enhancer of its intent to exercise its right to purchase any of the Mortgage Loans pursuant to this Section 8.10(b).

                  If such right is exercised by the  Servicer,  the Servicer  shall  deposit the amount  calculated pursuant to this  Section 8.08(b)  with the Indenture  Trustee  pursuant to Section 4.10 of the Indenture and, upon the receipt of such deposit,  the Indenture  Trustee  shall  release to the Servicer,  the files  pertaining to the
Mortgage Loans being purchased.  The Servicer,  at its expense,  shall prepare and deliver to the Indenture Trustee for execution,  at the time the related  Mortgage Loans are to be released to the Servicer,  appropriate  documents assigning  each such  Mortgage  Loans from the Indenture  Trustee or the Issuer to the Servicer or the  appropriate party.

     Section 8.11  Certain  Matters  Affecting the Indenture  Trustee.  For all purposes of this  Agreement,  in the performance  of any of its duties or in the exercise of any of its powers  hereunder,  the Indenture  Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

     Section 8.12  Owner  Trustee Not Liable for Related  Documents.  The recitals  contained  herein shall be taken as the statements of the Servicer,  and the Owner Trustee and the Indenture  Trustee assume no  responsibility  for the correctness  thereof.  The Owner Trustee and the Indenture Trustee make no  representations  as to the validity or sufficiency of this Agreement,  of any Basic Document or Related  Document,  or of the Certificates  (other than the  signatures  of the Owner  Trustee  and the  Indenture  Trustee on the  Certificates)  or the Notes.  The Owner
Trustee and the  Indenture  Trustee  shall at no time have any  responsibility  or  liability  with  respect to the sufficiency  of the Trust Estate or its ability to generate the payments to be  distributed  to  Certificateholders under the Trust Agreement or the Noteholders  under the Indenture,  including the compliance by the Depositor,  the
Seller or the Servicer  with any warranty or  representation  made under any Basic  Document or the accuracy of any such  warranty  or  representation,  or any  action of any  person  taken in the name of the Owner  Trustee  or the
Indenture Trustee.

         IN WITNESS WHEREOF,  the Servicer,  the Issuer and the Indenture  Trustee have caused this Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                                      as Servicer

                                                   By:________________________________________
                                                      Name:
                                                      Title:

                                                   WACHOVIA ASSET SECURITIZATION, INC. 2002-HE1 TRUST, as Issuer

                                                   By:    Wilmington Trust Company, not in its individual capacity
                                                          but solely as Owner Trustee

                                                   By:_______________________________________
                                                      Name:
                                                      Title:

                                                   JPMORGAN CHASE BANK, as Indenture Trustee

                                                   By:______________________________________
                                                      Name:
                                                      Title:

                                                     EXHIBIT A

                                              MORTGAGE LOAN SCHEDULE

                                                         B-1
                                                     EXHIBIT B

                                                 COLLECTION POLICY

                                                 [See attachment]

                                                         C-4
                                                     EXHIBIT C

                                             LIMITED POWER OF ATTORNEY

                                          KNOW ALL MEN BY THESE PREMISES:

         That JPMorgan Chase Bank, as indenture  trustee (the  "Indenture  Trustee"),  under the indenture dated as of September 27, 2002 (the  "Indenture"),  between Wachovia Asset  Securitization,  Inc. 2002-HE1 Trust, as issuer, and the Indenture  Trustee,  a New York banking  corporation,  and having its principal  office located at 450 West
33rd Street,  14th Floor,  New York, New York  10001-2697,  Attention:  Institutional  Trust  Services,  hath made, constituted  and  appointed,  and does by these  presents make,  constitute  and appoint  Wachovia  Bank,  National
Association,  a  national  banking  association  organized  and  existing  under the laws of the  United  States of
America,  its true and  lawful  Attorney-in-Fact,  with full power and  authority  to sign,  execute,  acknowledge, deliver,  file for record,  and record any  instrument on its behalf,  and to perform such other act or acts as may be customarily and reasonably  necessary and appropriate,  to effectuate the following  enumerated  transactions in respect  of any of the  Mortgages  securing  a  Mortgage  Loan  and the  related  Loan  Agreements  for  which  the undersigned is acting as Indenture  Trustee for various  Securityholders  (whether the undersigned is named therein as mortgagee or  beneficiary or has become  mortgagee by virtue of  endorsement  of such Loan Agreement  secured by any such  Mortgage)  and for which  Wachovia  Bank,  National  Association  is acting as  Servicer  pursuant to the
Servicing Agreement.

This appointment shall apply to the following enumerated transactions only:

1.       The  modification  or  re-recording  of a Mortgage,  where said  modification  or  re-recording is for the purpose of  correcting  the Mortgage to conform same to the original  intent of the parties  thereto or to correct  title  errors  discovered  after  such  title  insurance  was  issued  and said  modification  or re-recording, in either instance, does not adversely affect the Lien of the Mortgage as insured.

2.       The  subordination  of the Lien of a Mortgage  to an easement  in favor of a public  utility  company or a government agency or unit with powers of eminent domain;  this section shall include,  without limitation, the execution of partial  satisfactions/releases,  partial  reconveyances  or the execution of requests to trustees to accomplish same.

3.       With  respect  to a  Mortgage,  the  foreclosure,  the  taking  of a deed in lieu of  foreclosure,  or the completion of judicial or  non-judicial  foreclosure  or  termination,  cancellation  or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

         a.       The  substitution  of trustee(s)  serving under a Mortgage,  in accordance with state law and the
                  Mortgage;

         b.       The preparation and issuance of statements of breach or non-performance;

         c.       The preparation and issuance of notices of default;

         d.       Cancellations/rescissions of notices of default and/or notices of sale;

         e.       The taking of a deed in lieu of foreclosure; and

         f.       Such other  documents  and actions as may be  necessary  under the terms of the Mortgage or state law to expeditiously complete said transactions.

4.       The conveyance of the properties to the mortgage  insurer,  or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

5.       The completion of loan assumption agreements.

6.       The full  satisfaction/release  of a Mortgage or full  reconveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Loan Agreement.

7.       The assignment of any Mortgage and the related Loan  Agreement,  in connection  with the repurchase of the
         Mortgage Loan secured and evidenced thereby.

8.       The full  assignment of a Mortgage upon payment and discharge of all sums secured  thereby in  conjunction with the  refinancing  thereof,  including,  without  limitation,  the  endorsement  of the  related  Loan
         Agreement.

9.       The  modification  or  re-recording  of a Mortgage,  where said  modification  or  re-recording is for the purpose of any modification pursuant to Section 4.01 of the Servicing Agreement.

10.      The  subordination  of the  Lien of a  Mortgage,  where  said  subordination  is in  connection  with  any modification  pursuant  to  Section 3.01  of  the  Servicing  Agreement,  and  the  execution  of  partial satisfactions/releases in connection with such same Section 3.01.

         The undersigned  gives said  Attorney-in-Fact  full power and authority to execute such instruments and to do and perform all and every act and thing  necessary  and proper to carry into effect the power or powers  granted by or under this Limited  Power of Attorney as fully as the  undersigned  might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

         Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed thereto in
Appendix A to the Indenture.

         Third  parties  without  actual  notice may rely upon the exercise of the power granted under this Limited
Power of  Attorney;  and may be  satisfied  that this Limited  Power of Attorney  shall  continue in full force and effect has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

                                                          JPMorgan Chase Bank,
                                                              not in its individual capacity
                                                              but solely as Indenture Trustee

                                                          By:____________________________________________
                                                             Name:
                                                             Title:

STATE OF                   )
                           )   SS.
COUNTY OF                  )

         On this [___] day of September, 2002, before me the undersigned, Notary Public of said State, personally appeared ___UUUUU______________________________________, personally known to me to be duly authorized officers of
JPMorgan Chase Bank that executed the within instrument and personally known to me to be the persons who executed the within instrument on behalf of JPMorgan Chase Bank therein named, and acknowledged to me such JPMorgan Chase
Bank executed the within instrument pursuant to its by-laws.

                                                          WITNESS my hand and official seal.

                                                          Notary Public in and for the
                                                          State of

After recording, please mail to:

Attn:________________________________

                                            FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)                     Mortgage Loan
Prepaid in Full                                               Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

Wachovia Bank, National Association
Authorized Signature

******************************************************************************
TO CUSTODIAN:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.
You should retain this form for your files in accordance with the terms of the Servicing Agreement.

Enclosed Documents:            [  ]     Loan Agreement

Name

Title